Execution Copy	Exhibit 10.85

THIRD AMENDMENT TO LICENSE AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”) is made and entered into as of July 5, 2011 by and between JAPAN TOBACCO INC., a Japanese corporation having its principal place of business at JT Building, 2-1 Toranomon, 2-chome, Minato-ku, Tokyo 105-8422, Japan (“JT”), and GILEAD SCIENCES, INC., a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, CA 94404, United States (“Gilead”). JT and Gilead are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, JT and Gilead have previously entered into a License Agreement dated March 22, 2005 which was amended on May 19, 2005 and May 17, 2010 (such License Agreement, as amended previously and contemporaneously with this Amendment, the “EVG Agreement”) relating to a compound designated as JTK-303, which is now known as Elvitegravir (“EVG”); and

WHEREAS, Gilead desires to arrange for a product containing EVG as the sole active pharmaceutical ingredient and the Quad (as defined below) to be made available in developing countries which cannot afford developed-world pricing for the products and JT desires to facilitate such Gilead efforts by agreeing to amend the EVG Agreement as set forth herein.

NOW THEREFORE, based on the foregoing premises and the mutual covenants and obligations set forth below, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise specified, capitalized terms not defined in this Amendment shall have the definitions set forth therefor in the EVG Agreement. The EVG Agreement is hereby amended by adding the following defined terms:

1.1         “Access Countries” shall mean the Access Group A Countries, the Access Group B Countries and the Access Group C Countries.

1.2         “Access Group A Countries” shall mean the countries listed on Schedule 1.65 A attached to this Amendment which consists of (i) the countries of Sub-Saharan Africa defined by The World Bank on the date of this Amendment, (ii) countries classified as low-income economies by The World Bank on the date of this Amendment, and (iii) countries listed by United Nations Conference On Trade and Development as least developed countries. If on the Launch Date or at any time thereafter a country not on Schedule 1.65 A is classified as a low-income economy by The World Bank or a country listed by United Nations Conference On Trade and Development as least developed country, then Gilead may amend Schedule 1.65 A to add such country upon prior written notice to JT and in accordance with any applicable requirements set forth in Section 2.8 of this Amendment. If such added country is listed on any other Schedule of this Amendment, then such Schedule shall be amended to delete such country.

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1.3         “Access Group B Countries” shall mean the countries listed on Schedule 1.65 B attached to this Amendment. If on the Launch Date or at any time thereafter a country not on Schedule 1.65 B is classified as a lower-middle-income economy (or lower classification than lower-middle-income economy) by The World Bank, then Gilead may amend Schedule 1.65 B to add such country upon prior written notice to JT and in accordance with any applicable requirements set forth in Section 2.8. If on the Launch Date or at any time thereafter a country not on Schedule 1.65 B is classified in higher class than lower–middle-income economy by The World Bank, then Gilead may only amend Schedule 1.65 B to add such country upon prior written approval by JT and in accordance with any other requirements, if applicable, set forth in Section 2.8 of this Amendment. If any such added country is listed on any other Schedule of this Amendment, then such Schedule shall be amended to delete such country.

1.4         “Access Group C Countries” shall mean the countries listed on Schedule 1.65 C attached to this Amendment. Gilead may only amend Schedule 1.65 C to add such country upon prior written approval by JT and in accordance with any applicable requirements set forth in Section 2.8 of this Amendment.

1.5         “B/C Countries” shall mean all Access Group B Countries and the Access Group C Countries.

1.6         “Branded Products” shall mean the Products sold by Gilead or its Affiliates or Sublicensees other than Generic Versions.

1.7         “Excluded Net Sales” shall mean Net Sales of Branded Products sold by Gilead or its Affiliates or Sublicensees for distribution solely within Access Group A Countries and Net Sales of Generic Versions under Generic Licenses in the Generic Territory.

1.8         “Generic License” shall mean a sublicense by Gilead or its Affiliate of its rights granted under Article 6 of the EVG Agreement to a Generic Licensee to (i) sell Generic Versions solely within the Generic Territory, (ii) make Generic Versions in India (Republic of India) solely for the purpose of selling them in the Generic Territory, (iii) make Generic Versions in South Africa solely for sale in Sub-Saharan Africa, from EVG API made by a Generic Licensee in India (Republic of India) or made by a contract manufacturer that makes EVG API for Gilead’s Branded Product, (iv) make Generic Versions in Thailand solely for sale in Thailand, from EVG API made by a Generic Licensee in India (Republic of India) or made by a contract manufacturer that makes EVG API for Gilead’s Branded Product, and/or (v) make API of EVG in India (Republic of India) and sell such API of EVG to other Generic Licensees in India (Republic of India), Thailand or in South Africa, solely for the purpose of making Generic Versions pursuant to 1.8(ii) or 1.8(iii) or 1.8(iv) set forth above. For clarity, unless otherwise expressly provided in this Amendment, both of the sublicense granted by Gilead to MPPF as well as MPPF License shall be deemed to be included in Generic License.

1.9         “Generic Licensee” shall mean a Sublicensee of Gilead or its Affiliate that has been granted a Generic License to make and/or sell API of EVG and/or Generic Versions and that has been granted no other rights to Products, except that a Generic Licensee may be granted the right to distribute Branded Products solely within countries in the Generic Territory. For clarity, unless otherwise expressly provided in this Amendment, both of the MPPF and any

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third party granted the sublicense from MPPF under Section 3.2 of this Amendment shall be deemed to be included in Generic Licensee.

1.10         “Generic Net Sales” shall mean the net sales of EVG Generic Versions in the Generic Territory as such net sales are defined in the applicable Generic License, and as reported by the applicable Generic Licensee. For products containing EVG and one or more other APIs, such net sales shall mean the portion of net sales allocated to the EVG component as set forth in section 4.2 of the Generic License templates attached as Attachments A and B to this Amendment, or as set forth the corresponding provision in a Generic Sublicense to TGPO. If such allocations are not reported by the Generic Licensee(s), then Gilead and JT shall agree on the allocation based on available data on net selling prices of applicable generic products in the Generic Territory.

1.11         “Generic Territory” shall mean the Access Group A Countries and the Access Group B Countries.

1.12         “Generic Versions” shall mean the Products manufactured by Generic Licensees that are not sold under any Regulatory Approvals obtained by or for Gilead or its Affiliate, and which are marketed and promoted using different product trademarks than the Trademark. For clarity, it is expected that Generic Versions will receive Regulatory Approvals based on reference to Regulatory Approvals obtained by or for Gilead for Branded Products.

1.13         “JT Patent Expenses” shall mean [*] expenses (including attorneys’ fees) actually incurred by JT to file, maintain, Prosecute or enforce any patents or patent applications in or for the Access Group A Countries which are licensed by JT to Gilead under EVG Agreement.

1.14         “Launch Date” shall mean the earliest date of Commercial Launch of a Branded Product.

1.15         “MPPF” shall mean the Medicines Patent Pool Foundation, at 150 route de Ferney, PO Box 2100, CH-1211 Geneva 2, Switzerland. The sublicense of the Generic License granted by Gilead to MPPF pursuant to Section 3.2 of this Amendment shall be referred to as the “MPPF License”.

1.16         “Net Sales” shall mean Net Sales as defined in Section 1.65 of the EVG Agreement and not as defined in section 1.8 of the Second Amendment dated May 10, 2010 to the EVG Agreement.

1.17         “Region” shall mean any one of Access Group A Countries, Access Group B Countries or Access Group C Countries.

1.18         “TGPO” shall mean The Government Pharmaceutical Organization, a state enterprise of the government of Thailand.

ARTICLE 2

ACCESS COUNTRIES AND NET SALES

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2.1         Net Sales in Access Countries. “Net Sales” shall [*] provided, however, that annual net sales and unit sales volume of each of Branded Products and Generic Versions (including, but not limited to, Generic Version containing a combination of APIs that are different from any Product under development or being marketed by Gilead, as set forth in Section 3.3 of this Amendment) in the Access Countries shall be reported by Gilead to JT in writing on a country-by-country and product-by-product basis, within ninety (90) days after the end of each calendar year, to the extent such information is available to Gilead.

2.2         Amendment of Net Sales Definition. Section 1.65 (“Net Sales”) of the EVG Agreement hereby is amended by deleting the following words and replacing them by the following words:

Deleted Words: “Distribution to Global Access Programs. To the extent Gilead or its Affiliates distribute Product through government agencies, not-for-profit non-governmental organizations, physicians, pharmacies or patients in the countries listed in Schedule 1.65 at reduced rates (the “Gilead Global Access Program”), Net Sales for the purposes of determining royalties payable under this Agreement on Products distributed to a Gilead Global Access Program will be calculated by reducing the gross amount invoiced to the Global Access Program for such Product by Gilead’s Manufacturing Costs, including, to the extent not included as Manufacturing Costs, reasonable overhead and depreciated facilities expenses and administrative costs in direct support of the manufacturing of the Product and of Gilead’s Global Access Program in accordance with practices and procedures consistent with those of other relevant products in the Gilead Global Access Program, for the Product less all credits or allowances granted on account of rejections, returns, billing errors or retroactive price reductions, and duties, taxes and other governmental charges, provided that the total resulting amount shall not be reduced below zero after deduction of applicable credits and allowances.”

Replacement Words: “Adjustment for Combination Products.”

Schedule 1.65 attached to the EVG Agreement is hereby deleted.

2.3         Royalty Due to JT for Sales of Generic Versions. Gilead shall pay JT a royalty of [*] of Generic Net Sales only in Access Group B Countries of the Generic Territory. The provisions of Sections 8.4, 8.5, 8.6, 8.7, 8.8 and 8.9 of the EVG Agreement shall apply to such royalty payments, except that Gilead’s payment shall be due thirty (30) days after receipt of the royalty report from the Generic Licensee reporting such Generic Net Sales.

2.4         [*] shall be reported in the quarterly royalty reports to JT under Section 8.4 of the EVG Agreement.

2.5         Access Countries. Section 5.5 (“Global Access Program”) of the EVG Agreement hereby is amended to read as follows:

“5.5     Access Countries. In its program to provide Products in the Access Countries (either by itself or through Generic Licensees) Gilead shall undertake commercially reasonable efforts to seek to prevent adverse effects on Net Sales of Products in countries that are not in the Access Countries, which efforts are consistent with those Gilead uses with its other HIV products. Gilead will discuss in good faith with JT any such preventative efforts and

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shall keep JT reasonably informed of actions taken in furtherance of such efforts to prevent adverse effects on Net Sales of Product in countries that are not Access Countries. In any Gilead press release announcing an expansion of the Gilead global access program with respect to the Product, Gilead shall comply with Section 13.3 of the EVG Agreement and also shall include a statement to the effect that JT has agreed to reduce or waive its right to a royalty on sales of the Product in the Access Countries.”

2.6         No Application of Certain Provisions to Access Countries. [*].

2.7         JT Patent Expenses. JT Patent Expenses will be billed to Gilead quarterly and shall be paid by Gilead to JT within thirty (30) days from receipt of invoice, such invoice and payments to be in United States Dollars (converted from other currencies pursuant to JT’s central currency conversion system). The IP Subcommittee shall determine a reasonable strategy, including the [*] that would cause JT to incur JT Patent Expenses. If the IP Subcommittee agrees on the strategy for such proceeding or action, then Gilead will reimburse JT for such JT Patent Expenses. If the IP Subcommittee does not agree on a strategy for such proceeding or action at any time, then (a) JT will be entitled to pursue its own strategy for such proceeding or action, keeping Gilead reasonably informed, and (b) Gilead [*] for such proceeding or action. Any such failure by the IP Subcommittee to agree shall not be subject to further review under Section 9.2(c) or Article 15 of the EVG Agreement. For clarity, [*] even if Gilead does not agree on the strategy therefor.

2.8         Changes to Schedules 1.65 A, 1.65 B or 1.65 C. Gilead may remove a country from any of Schedules 1.65 A, 1.65 B or 1.65 C (the “ABC Schedules”) upon prior written notice to JT. If any country on an ABC Schedule (e.g., Sudan) is divided into two or more countries, then such countries automatically shall take the place, on such ABC Schedule, of the country which was divided. If Gilead wishes to add a country to an ABC Schedule and this Amendment does not permit Gilead to do so upon prior written notice to JT, then Gilead shall request the addition of such country to JT along with a justification for such addition, and such addition shall be subject to JT’s written consent. If the criteria (except routine adjustments to the threshold income levels) of categorization of a country’s economic situation by The World Bank or United Nations Conference On Trade and Development is changed, upon JT’s request, Gilead and JT shall discuss in good faith to modify the criteria to amend Schedules 1.65 A, 1.65 B or 1.65 C set out in Sections 1.2, 1.3 and 1.4.

ARTICLE 3

GENERIC LICENSES

3.1         JT Consent. JT consents to Gilead entering into Generic Licenses with Generic Licensees on the condition that: (i) the terms and conditions of Generic Licenses shall not be less favorable to JT than the agreement templates attached hereto as Attachment A for semi-exclusive license and Attachment B for non-exclusive license; and (ii) Gilead shall use reasonable efforts to cause each Generic Licensee to substantially fulfill all its obligations under Generic License and Gilead’s obligations under the EVG Agreement. Gilead shall not grant to Generic Licensee or any other entity the right to sublicense the Generic License to a third party. For clarity, Gilead may sell Branded Products in the Generic Territory. Any Generic License granted by Gilead to TGPO shall be subject to the prior written approval of JT and shall be subject to subsection 3.1(ii) above. For clarity, any Generic License granted by Gilead to sell

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EVG API to TGPO shall be subject to the prior written approval of JT and shall be subject to subsection 3.1(ii) above.

3.2         MPPF License. Notwithstanding Section 3.1 of this Amendment, Gilead may grant the right to MPPF to issue single tier sublicenses to Generic Licensees under terms and conditions approved by JT in writing.

3.3         Generic Version of Different Combination. If a Generic Licensee proposes to commercialize a Generic Version which contains a combination of APIs that are different (including different dosages, other than of EVG) from any Product under development or being marketed by Gilead, then such commercialization shall be subject to prior review and approval by Gilead with regard to safety considerations.

3.4         Sharing of Generic License Agreement. Upon JT’s request, Gilead shall promptly provide to JT a list of the then-current Generic Licensees and a copy of the Generic License agreement (including any amendment thereto) with each Generic Licensee, and a copy of the MPPF License. Gilead may redact information pertaining only to products which are not Products.

3.5         Generic Licensee Know-How and Patents. JT understands that Gilead has obligations under Section 6.5 of the EVG Agreement with respect to sublicense of Gilead Sublicensee Know-How and Gilead Sublicensee Patents, and that [*]. Gilead will keep JT apprised of any Gilead Sublicensee Know-How and Gilead Sublicensee Patents of Generic Licensees that is provided or reported to Gilead by the Generic Licensees and sublicensable to JT, including [*]. For purposes of Section 9.3(c) (“Gilead Patents”) and 9.4(c) (“Infringement of Gilead Patents”) of the EVG Agreement, “Gilead Patents” shall not include Patents of Generic Licensees. For clarity, any inconsistent or additional obligations of Gilead to obtain rights to Sublicensee Know-How and Sublicensee Patents of Generic Licensees under the EVG Agreement are hereby superseded.

3.6         Generic Licensee Information and Regulatory Filings. JT acknowledges that it shall have no access to or rights to obtain, use or reference any Regulatory Information, records, regulatory filings, correspondence with Regulatory Authorities, Marketing Authorization Applications, INDs and post-approval Phase IIIB/IV data for Products or Regulatory Approvals of Generic Licensees with respect to Generic Versions, except as provided under Section 3.5 of this Amendment. Notwithstanding the foregoing, JT shall have the right to obtain, use or reference the above-mentioned data, documents and information, if and to the extent Gilead has the right to obtain, use or reference the above-mentioned data, documents and information.

3.7         Safety Data. JT agrees that Section 4.4 (“Adverse Event Reporting and Safety Data Exchange”) of the EVG Agreement shall not apply to Generic Versions. Notwithstanding the foregoing, JT shall have the right to obtain, use or reference such data, documents and information with respect to safety or adverse events, if and to the extent Gilead has the right to obtain, use or reference such data, documents and information with respect to safety or adverse events.

3.8         Promotional Materials. JT agrees that Section 5.3 (“Promotional Materials”) of the EVG Agreement shall not apply to Promotional Materials of Generic Licensees.

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3.9           Trademark. Gilead and JT agree that the Trademark shall not be used with respect to the Generic Versions. The Generic Licenses shall prohibit the Generic Licensee from using the Trademark with respect to Generic Versions and shall require that the Generic Versions have a trade dress that is distinct from Branded Products.

3.10         Responsibility for Generic Licensees. JT acknowledges that enforcing legal rights in some or all of the Access Countries is more challenging than in countries that are not Access Countries. Therefore, JT agrees that if the actions or inactions of a Generic Licensee cause Gilead to be in breach of the EVG Agreement (including situations where the Generic Licensee acts in a manner inconsistent with the EVG Agreement under Section 16.9), then so long as Gilead is acting in good faith to remedy such breaches (including, without limitation, notifying JT of any material breach (e.g. (A) material quantity of leakage of (i) Generic Versions to the countries other than Access Group A Countries and Access Group B Countries or (ii) API to the countries other than India, Thailand or South Africa or (B) substantial deviation from Good Manufacturing Practices) of the EVG Agreement by Generic Licensees promptly after it is known to Gilead and, upon reasonable request by JT, terminating the Generic License with respect to Products in a timely manner in accordance with the relevant provisions of Generic License), then JT agrees that it will not terminate the EVG Agreement with respect to countries that are not Access Countries because of such breach. Gilead shall indemnify the JT Indemnitees from any losses or damages arising from any breach of the EVG Agreement due to the acts or omissions of Generic Licensees pursuant to Sections 11.2 and 11.4 of the EVG Agreement. Except as specifically set forth in this Section 3.10, nothing in this Amendment limits any rights or remedies of JT for any breach by Gilead of the EVG Agreement.

3.11         Amendment to Gilead’s Indemnification. The first sentence of Section 11.2 of the EVG Agreement is hereby amended to read as follows:

“Gilead hereby agrees to Indemnify JT and its Affiliates, agents, directors, officers and employees (the “JT Indemnitees”) from and against any and all Losses resulting from Third Party Claims arising directly or indirectly out of (i) a breach of any obligations of Gilead under this Agreement, including without limitation Gilead’s representation and warranties or covenants pursuant to Article 10; or (ii) the Development, manufacture (to the extent of any formulation work performed by Gilead pursuant to Article 7), storage, distribution, promotion, labeling, handling, use, sale, offer for sale or importation of Compound and/or Products by Gilead, its Affiliates or its Generic Licensees in the Gilead Territory (subject to Section 11.3).”

3.12         Audit of Generic Licensees. JT agrees that it shall not have the right to directly audit Generic Licensees under Section 12.1 (“Records; Audits”) of the EVG Agreement. Gilead shall secure the right to audit Generic Licensee in each Generic License. When Gilead has audited Generic Licensee(s), Gilead shall provide the portions of the audit result and report relevant to Products to JT within sixty (60) days from completion of each audit. If requested by JT, Gilead shall promptly audit a Generic Licensee in accordance with Gilead’s audit rights under the applicable Generic License. For clarity, nothing in this Section 3.8 affects JT’s right to audit Gilead or its Affiliates.

3.13         Alternate Dosage. Gilead shall obligate and require Generic Licensees not to manufacture or sell any Generic Versions formulated at a single dose concentration other than

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those dose concentrations approved by the FDA for such agents, without prior written consent of Gilead.

3.14         Generic Licensees’ Quarterly Reports. Gilead shall obligate and require Generic Licensees to provide Gilead with quarterly reports on manufacturing and sales as set forth in section 4.3 in Attachment A and Attachment B (and any similar provision in the Generic License to TGPO). Upon JT’s request, Gilead shall provide JT with copies of such quarterly reports; provided that Gilead may redact information which does not pertain to the Products.

3.15         Annual Reports on Different Combination or Alternate Dosage. Gilead shall make commercially reasonable efforts to determine, by itself or through Generic Licensees, the regulatory status in each country of the Generic Version (i) with different combination of APIs and (ii) with alternate dosage, for which Gilead give the approval or consent pursuant to Section 3.3 or 3.13 of this Amendment, respectively and shall annually report to JT thereon.

3.16         Third Party’s Infringement. If Gilead learns of any alleged or threatened infringement of the JT Patents in the Access Countries, Gilead shall promptly report same in writing to JT in accordance with Section 9.4(a)(i) of the EVG Agreement and shall cooperate and assist JT, by itself or through Generic Licensees, in the investigation and enforcement pertaining to such infringement.

3.17         JT Mark. Gilead shall obligate and require Generic Licensees not to use any JT’s trademark, trade name, logo or service mark (each, a “JT Mark”), or any word, logo or any expression that is similar to any JT Mark.

3.18         Consultation before disclosure of the EVG Agreement. Notwithstanding Section 13.3(c)(iv) of the EVG Agreement, if Gilead plans to disclose any or all of the contents of the EVG Agreement to any Generic Licensee that are not in public domain, Gilead shall give JT reasonable prior written notice thereof, in which case Gilead and JT shall discuss the necessity and the manner of such disclosure and no disclosure shall be made in the absence of agreement by the parties thereon.

3.19         Termination of Generic Licenses. If the EVG Agreement is terminated, Gilead shall terminate the Generic Licenses with respect to the Products as set forth in Section 10.3(b)(iv) in Attachment A, Attachment B (and any similar provision in the Generic License to TGPO) as well as shall terminate the MPPF License with respect to the Products.

ARTICLE 4

MISCELLANEOUS

4.1           Effect. Except as expressly amended by this Amendment, the EVG Agreement remains in full force and effect.

4.2          Governing Law. This Amendment shall be governed and construed in accordance with the substantive laws of the State of New York and the federal law of the United States of America without regard to its conflict of law rules that would require the application of the laws of a foreign state or country.

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4.3         Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment.

4.4         Headings. The headings for each Article and Section in this Amendment have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

4.5         Translations. This Amendment is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the Parties. All communications and notices to be made or given pursuant to this Amendment, and any dispute proceeding related to or arising hereunder, shall be in the English language. If there is a discrepancy between any Japanese translation of this Amendment and this Amendment, this Amendment shall prevail.

4.6         Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF the Parties have executed this Amendment in duplicate originals by their duly authorized officers as of the date first set forth above.

Gilead Sciences, Inc.		Japan Tobacco Inc.

By:	/s/ John F. Millilgan	By:	/s/ Noriami Okubo
	Name: John F. Milligan, Ph.D.		Name: Noriaki Okubo

Title: President & Chief Operating Officer		Title: President, Pharmaceutical Business

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SCHEDULE 1.65 A

List of Access A Countries set forth in Section 1.2.

1.	Afghanistan	44.	Nigeria
2.	Angola	45.	Rwanda
3.	Bangladesh	46.	Samoa
4.	Benin	47.	São Tomé and Principe
5.	Bhutan	48.	Senegal
6.	Botswana	49.	Seychelles
7.	Burkina Faso	50.	Sierra Leone
8.	Burundi	51.	Solomon Islands
9.	Cambodia	52.	Somalia
10.	Cameroon	53.	South Africa
11.	Cape Verde	54.	Sudan
12.	Central African Republic	55.	Swaziland
13.	Chad	56.	Tajikistan
14.	Comoros	57.	Tanzania
15.	Congo, Dem. Rep.	58.	Timor-Leste
16.	Congo, Rep.	59.	Togo
17.	Côte d’Ivoire	60.	Tuvalu
18.	Djibouti	61.	Uganda
19.	Equatorial Guinea	62.	Vanuatu
20.	Eritrea	63.	Yemen, Rep.
21.	Ethiopia	64.	Zambia
22.	Gabon	65.	Zimbabwe
23.	Gambia, The
24.	Ghana
25.	Guinea
26.	Guinea-Bissau
27.	Haiti
28.	Kenya
29.	Kiribati
30.	Kyrgyz Republic
31.	Lao PDR
32.	Lesotho
33.	Liberia
34.	Madagascar
35.	Malawi
36.	Mali
37.	Mauritania
38.	Mauritius
39.	Mozambique
40.	Myanmar
41.	Namibia
42.	Nepal
43.	Niger

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SCHEDULE 1.65 B

List of Access B Countries set forth in Section 1.3.

1.	Anguilla (UK)
2.	Antigua and Barbuda
3.	Armenia
4.	Bahamas, The
5.	Barbados
6.	Belize
7.	Bolivia
8.	British Virgin Islands
9.	Cuba
10.	Dominica
11.	Ecuador
12.	El Salvador
13.	Fiji
14.	Georgia
15.	Grenada
16.	Guatemala
17.	Guyana
18.	Honduras
19.	India
20.	Indonesia
21.	Jamaica
22.	Kazakhstan
23.	Maldives
24.	Moldova
25.	Mongolia
26.	Nauru, Rep (UK)
27.	Nicaragua
28.	Pakistan
29.	Palau
30.	Papua New Guinea
31.	Sri Lanka
32.	St. Kitts and Nevis
33.	St. Lucia
34.	St. Vincent and the Grenadines
35.	Suriname
36.	Syrian Arab Republic
37.	Thailand
38.	Tonga
39.	Trinidad and Tobago
40.	Turkmenistan
41.	Turks and Caicos Islands
42.	Uzbekistan
43.	Vietnam

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SCHEDULE 1.65 C

List of Access C Countries set forth in Section 1.4.

1. Algeria
2. Dominican Republic
3. Egypt, Arab Rep.
4. Morocco
5. Tunisia

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ATTACHMENT A

AMENDED AND RESTATED LICENSE AGREEMENT (TEMPLATE)

This AMENDED AND RESTATED LICENSE AGREEMENT (the “Agreement”) is made as of July         , 2011 (the “Effective Date”) by and between Gilead Sciences, Inc. a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California 94404, USA (“Gilead”), and                                          a company registered under the laws of India, and having a registered office at                                                                                           , India (“Licensee”), and amends and restates in its entirety the License Agreement dated                                     between Gilead and Licensee, as previously amended (the “TDF License Agreement”).

R E C I T A L S

WHEREAS, Gilead wishes to facilitate access to its antiviral agents to patients in the developing world to help satisfy unmet medical needs;

WHEREAS, to accomplish this goal, Gilead granted Licensee a non-exclusive license to manufacture Gilead’s proprietary agent TDF in India and sell such agent in India and elsewhere in the developing world pursuant to the TDF License Agreement;

WHEREAS, Gilead wishes to expand the scope of the TDF License Agreement to expand the licensed Territory and grant Licensee non-exclusive rights to Gilead’s proprietary agents elvitegravir and cobicistat, and including rights in Gilead’s proprietary fixed-dose single-tablet regimen referred to as the “Quad”, as specifically provided herein; and

WHEREAS, Licensee wishes to manufacture TDF, elvitegravir and cobicistat in India and sell products containing such agents in the Territory to help achieve the goal set forth above;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto mutually agree to amend and restate the TDF License Agreement in its entirety, as follows:

1.               Definitions

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir disoproxil fumarate (“TDF”); elvitegravir (“EVG”), and cobicistat (“COBI”).

“Alternate Dosage” shall have the meaning set forth in Section 6.2(d).

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“COBI Combination Product” shall mean a formulated and finished pharmaceutical product containing COBI in combination with any other active pharmaceutical ingredient other than EVG, including combinations containing COBI together with TDF provided such combination does not also contain EVG (in each case subject to the restrictions set forth in Section 2.4(c)(ii)), including any co-formulation, co-packaged product, bundled product, or other type of combination product. For clarity, the Quad is not a COBI Combination Product.

“COBI Product” shall mean a formulated and finished pharmaceutical product containing COBI as its sole active pharmaceutical ingredient.

“COBI Territory” shall mean those countries listed on Appendix 5.

“Combination Products” shall mean COBI Combination Products, EVG Combination Products, TDF Combination Products, and the Quad.

“Confidential Information” shall have the meaning set forth in Section 11.1.

“Distributor” shall mean a third party wholesaler or distributor that is not a Gilead Distributor and that is operating under an agreement with Licensee for the distribution and sale of Product in the Territory.

“Emtricitabine Patents” shall have the meaning set forth in Section 7.6.

“EVG Combination Product” shall mean a formulated and finished pharmaceutical product containing EVG in combination with any other active pharmaceutical ingredient (in each case subject to the restrictions set forth in Section 2.4(c)(iii)), including any co-formulation, co-packaged product, bundled product, or other type of combination product, but not including the Quad.

“EVG Product” shall mean a formulated and finished pharmaceutical product containing EVG as its sole active pharmaceutical ingredient.

“EVG-Quad Territory” shall mean those countries listed on Appendix 6.

“FDA” shall mean the United States Food and Drug Administration, and any successor agency thereto.

“Field” shall mean the treatment and prophylaxis of HIV infection, provided, however, that (a) for Product containing TDF as its sole active pharmaceutical ingredient, the Field shall include the treatment and prophylaxis of Hepatitis B Virus infection, and (b) for Product containing EVG or COBI, the Field shall include any use that is consistent with the label approved by the FDA or applicable foreign regulatory authority for the use of such Product containing EVG or COBI.

“Gilead Distributor” shall mean any third party distributor that is operating under an agreement with Gilead for the distribution and sale of Gilead’s branded product in the Territory. Gilead will provide Licensee with a list, which may be updated by Gilead from time to time, of the identity of the Gilead Distributors and their licensed territories.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

“Gilead Mark” shall have the meaning set forth in Section 2.5(b).

“Gilead Supplier” shall mean PharmaChem Technologies (Grand Bahama), Ltd.

“Improvements” shall have the meaning set forth in Section 2.3.

“Japan Tobacco” shall mean Japan Tobacco Inc., a Japanese corporation, and its affiliates.

“Japan Tobacco Agreement” shall mean the License Agreement between Gilead and Japan Tobacco dated March 22, 2005, as amended from time to time.

“JT Mark” shall have the meaning set forth in Section 2.5(b).

“Licensed API” shall mean API that is either (a) made by Licensee pursuant to the license grant in Section 2.1; or (b) acquired by Licensee from a Gilead Supplier or from a Licensed API Supplier on the terms and conditions set forth in Section 3.

“Licensed API Supplier” shall mean an entity (other than Licensee) that is licensed by Gilead to manufacture and sell API to third parties in the Field in India.

“Licensed Know-How” shall have the meaning set forth in Section 5.5.

“Licensed Product Supplier” shall mean an entity (other than Licensee) located in India that is licensed by Gilead to make, use, sell, have sold, offer for sale and export Product in the Field in the Territory.

“Licensed Technology” shall mean the Patents and the Licensed Know-How.

“Minimum Quality Standards” shall have the meaning set forth in Section 6.2(a).

“NCE Exclusivity” shall mean five years of marketing exclusivity granted by FDA pursuant to its authority under 21 U.S.C. §§ 355(c)(3)(E)(ii) and 355(j)(5)(F)(ii).

“Net Sales” shall mean, with respect to a given calendar quarter, the total amount invoiced by Licensee for sales of Product in the Territory, less landed cost (including freight, insurance, packing, shipping and custom duty) of imported components, VAT/Indian excise tax, sales tax, packing for shipment and shipping costs actually incurred, to the extent consistent with Generally Accepted Accounting Principles as consistently applied across all products of Licensee. In no event shall the total deductions allowed exceed ten percent (10%) of the total amount invoiced by Licensee without Licensee providing Gilead with supporting documentation justifying such excess and obtaining Gilead’s written consent, not to be unreasonably withheld. Net Sales on Combination Products shall be calculated based on the portion of product Net Sales attributable to Licensed API, as set forth in Section 4.2.

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“Patents” shall mean the patents described in Appendix 2 hereto and any other patents and patent applications (and resulting patents therefrom) (a) owned by Gilead during the term of this Agreement, or (b) exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement, in each case solely to the extent necessary for Licensee to practice the licenses granted in Section 2 hereof, and solely to the extent the claims in such patents and patent applications cover the manufacture, use or sale of API.

“Pediatric Formulation” shall have the meaning set forth in Section 6.2(e).

“Product” shall mean COBI Product, EVG Product, TDF Product, COBI Combination Product, EVG Combination Product, TDF Combination Product, and the Quad.

“Quad” or “the Quad” shall mean the finished pharmaceutical product containing TDF (300 mg), emtricitabine (200 mg), EVG and COBI (each at their dose concentration approved by the FDA or applicable regulatory authority) as its only active pharmaceutical ingredients, and that is manufactured and sold as a fixed-dose single-tablet regimen and not as a bundled or co-packaged product.

“Quarterly Report” shall have the meaning set forth in Section 4.3.

“Royalty Term” shall have the meaning set forth in Section 4.9.

“Semi-Exclusive Territory” shall mean those countries listed on Appendix 7.

“TDF Combination Product” shall mean a formulated and finished pharmaceutical product containing TDF in combination with any other active pharmaceutical ingredient other than EVG or COBI (in each case subject to the restrictions set forth in Section 2.4(c)(i)), including any co-formulation, co-packaged product, bundled product, or other type of combination product. For clarity, the Quad is not a TDF Combination Product.

“TDF Product” shall mean a formulated and finished pharmaceutical product containing TDF as its sole active pharmaceutical ingredient.

“TDF Territory” shall mean those countries listed on Appendix 1.

“Territory” shall mean the TDF Territory, the COBI Territory, the EVG-Quad Territory, and the Semi-Exclusive Territory.

“Third-Party Resellers” shall mean Licensed Product Suppliers, Distributors and Gilead Distributors.

2.       License Grants

2.1         API License. Subject to the terms and conditions of this Agreement, Gilead hereby grants to Licensee a royalty-free, non-exclusive, non-sublicensable, non-transferable license under the Licensed Technology to make, use, offer to sell and sell

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API in the Field and in India, solely for the purpose of offering to sell and selling API to Licensed Product Suppliers, or for Licensee’s own internal use. For clarity, the license granted in this Section 2.1 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TDF, EVG and COBI.

2.2         Product License. Subject to the terms and conditions of this Agreement, Gilead hereby grants to Licensee the following licenses:

(a)         a royalty-bearing, non-exclusive, non-sublicensable (except as set forth in Section 2.4(b)), non-transferable license under the Licensed Technology solely to make, use, sell, have sold, offer for sale, export from India and import (i) TDF Product and TDF Combination Products in the Field in the TDF Territory, (ii) COBI Product and COBI Combination Products in the Field in the COBI Territory, and (iii) EVG Product, EVG Combination Products and Quad in the Field in the EVG-Quad Territory; provided that in each case such Products shall be made only from Licensed API; and

(b)         a royalty-bearing, semi-exclusive (as set forth in Section 2.6), non-sublicensable (except as set forth in Section 2.4(b)), non-transferable license under the Licensed Technology solely to make, use, sell, have sold, offer for sale, export from India and import COBI Product, COBI Combination Products, EVG Product, EVG Combination Products and Quad in the Field in the Semi-Exclusive Territory; provided that in each case such Products shall be made only from Licensed API.

For clarity, (a) the licenses granted in this Section 2.2 do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TDF, EVG and COBI, and (b) notwithstanding the foregoing, the licenses granted under this Section 2.2 shall not extend to any active pharmaceutical ingredient included within a Product other than TDF, EVG and COBI.

2.3         License Grant to Gilead. Licensee hereby grants to Gilead a nonexclusive, royalty-free, worldwide, sublicensable license to all improvements, methods, modifications and other know-how developed by or on behalf of Licensee and relating to API or a Product (“Improvements”), subject to the restrictions on further transfer of Licensee’s technology by Gilead as set forth in Section 5.3.

2.4         Licensee Right to Sell Through Third Party Resellers.

(a) Licensed Product Suppliers. Licensee agrees that it will not sell or offer to sell API to any entity other than to Licensed Product Suppliers in India that have been approved by Gilead in accordance with Section 2.4(e).

(b) Product Sales. Licensee agrees that it will not sell, offer for sale, or assist third parties in selling Product except for the sale and offer for sale of (A) TDF Product

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and TDF Combination Product for use in the Field and in the countries of the TDF Territory, (B) COBI Product and COBI Combination Product for use in the Field and in the countries of the COBI Territory and the Semi-Exclusive Territory, and (C) EVG Product, EVG Combination Product and Quad for use in the Field and in the countries of the EVG-Quad Territory and the Semi-Exclusive Territory.

(i) Licensee agrees that it will prohibit its Distributors from selling Product (A) to any other wholesaler or distributor, (B) outside the Territory for which Licensee is licensed for sale of such Product pursuant to Section 2.2, or (C) for any purpose outside the Field.

(ii) Licensee agrees that it will not administer the Quad to humans, or sell the Quad until Gilead has obtained marketing approval for the Quad from the FDA. Licensee agrees that it will not administer EVG to humans, or sell Products containing EVG until Gilead has obtained marketing approval for EVG from the FDA. Licensee agrees that it will not administer COBI to humans, or sell Products containing COBI until Gilead has obtained marketing approval for COBI from the FDA. If Gilead obtains marketing approval from the FDA for the Quad prior to obtaining marketing approval for a product containing EVG or COBI as a single agent, then Licensee will be allowed to administer the Quad to humans, and sell the Quad, but will not (A) administer to humans or sell Combination Products containing EVG other than the Quad until Gilead has obtained marketing approval from the FDA for EVG, or (B) administer to humans or sell Combination Products containing COBI other than the Quad until Gilead has obtained marketing approval from the FDA for COBI.

(c)     Limitations on Product Combinations.

(i) Licensee will be allowed to manufacture and sell TDF in combination with other active pharmaceutical ingredients in the TDF Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the TDF Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

(ii) Licensee will be allowed to manufacture and sell COBI in combination with other active pharmaceutical ingredients in the COBI Territory and the Semi-Exclusive Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the COBI Territory or Semi-Exclusive Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

(iii) Licensee will be allowed to manufacture and sell EVG in combination with other active pharmaceutical ingredients in the EVG-Quad Territory and the Semi-Exclusive Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the EVG-Quad Territory or Semi-Exclusive Territory, (B) such manufacture and sale is in accordance with the licenses granted herein, and (C) Licensee has obtained Gilead’s prior written consent for the manufacture or sale of such product containing EVG, such consent not to be unreasonably withheld. For clarity, the requirement for Gilead’s prior consent set forth in the preceding clause (C) shall not apply to the Quad.

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(d)     Terms of Agreements with Third Party Resellers.

(i) Gilead Distributors. Licensee may elect to sell finished Product in the Territory to any Gilead Distributor, provided, however, that (A) Licensee may only sell and offer for sale TDF Product and TDF Combination Product to Gilead Distributors to sell in the TDF Territory, and may not sell or offer for sale TDF Product or TDF Combination Product outside the TDF Territory, (B) Licensee may only sell and offer for sale COBI Product and COBI Combination Product to Gilead Distributors in the COBI Territory and the Semi-Exclusive Territory, and may not sell or offer for sale COBI Product or COBI Combination Product outside the COBI Territory or the Semi-Exclusive Territory, and (C) Licensee may only sell and offer for sale EVG Product, EVG Combination Product and Quad to Gilead Distributors in the EVG-Quad Territory and the Semi-Exclusive Territory, and may not sell or offer for sale EVG Product, EVG Combination Product or Quad outside the EVG-Quad Territory or the Semi-Exclusive Territory, and (D) Licensee shall only sell to such Gilead Distributor those Products that are bioequivalent to the branded products Gilead has granted such Gilead Distributor the right to sell in such country of the applicable Territory. Licensee shall only allow such Gilead Distributor to sell such Product in the countries within the country of the applicable Territory for which such Gilead Distributor has the right to sell branded Gilead product. For example, Licensee shall not sell to a Gilead Distributor (X) a Product containing TDF, FTC and efavirenz, unless Gilead has granted such distributor the right to sell a branded product containing TDF, FTC and efavirenz in such country in the Territory, or (Y) a Product containing both TDF and 3TC.

(ii) Other Third Party Resellers. Licensee shall require any such Third Party Reseller to agree, in a written agreement with Licensee, (i) to comply with the applicable terms of this Agreement; and (ii) to report to Licensee such information, and allow Licensee to provide Gilead with the information described in Section 4.3 (and also to provide Japan Tobacco with such information to the extent it relates to EVG, EVG Product, EVG Combination Product or Quad). Gilead has the right to audit, on no less than thirty (30) days’ advance notice to Licensee, such records of Licensee solely to the extent necessary to verify such compliance. Gilead will bear the full cost of any such audit, and shall have the right to share the outcome of any such audit with Japan Tobacco to the extent such outcome relates to EVG, EVG Product, EVG Combination Product, or Quad.

(e)     Gilead Approval of Third Party Reseller Agreements. Licensee shall not enter into any agreements with Third Party Resellers on terms inconsistent with this Agreement without obtaining Gilead’s prior written approval. If Licensee enters into an agreement with any Third Party Reseller, then Licensee shall notify Gilead in writing, and shall certify that its arrangement with such Third Party Reseller is consistent with the terms and conditions of this Agreement. Licensee shall provide Gilead with written copies of all agreements executed between Licensee and Third Party Resellers. Gilead shall have the right to review all such agreements to verify consistency with the terms and conditions of this Agreement. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, then Gilead shall have the right to require Licensee to terminate such agreement. To the extent any such agreements relate to EVG, EVG Product, EVG Combination Product, or Quad, Gilead shall also have the right to share such agreements with Japan Tobacco.

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(f)         Termination of Third Party Agreements by Licensee. Licensee shall immediately terminate its agreement(s) with a Third-Party Reseller in the event that such Third Party Reseller engages in material activities that Licensee is prohibited from performing under this Agreement, or that are inconsistent with Licensee’s covenants under this Agreement, including without limitation the unauthorized use, sale or diversion by such Third Party Reseller of API or Product outside the Field or the applicable Territory, or upon Licensee first reasonably believing that such Third-Party Reseller has engaged in such activities.

(g)         Termination of Third Party Agreements by Gilead. Gilead may terminate the right of Licensee to sell Product to any Third-Party Reseller pursuant to this Section 2.4, if in Gilead’s reasonable belief the Third-Party Reseller is not acting in a way that is consistent with Licensee’s covenants under this Agreement, or if Licensee does not terminate Licensee’s agreement with such Third-Party Reseller under the circumstances described in Section 2.4(e) or Section 2.4(f).

2.5         License Limitations.

(a)         Gilead Retained Rights. Licensee hereby acknowledges that Gilead retains all rights in API and Products except as otherwise provided in this Agreement, and that Gilead may license or otherwise convey to third parties its rights in API and Products as it wishes without obligation or other accounting to Licensee.

(b)         Gilead Marks. The licenses granted hereunder do not include any license or other right to use any Gilead trademark, trade name, logo or service mark (each, a “Gilead Mark”) or any word, logo or any expression that is similar to or alludes to any Gilead Mark, except as provided in Section 6.5. Licensee agrees not to use any Japan Tobacco trademark, trade name, logo or service mark (each, a “JT Mark”), or any word, logo or any expression that is similar to any JT Mark.

(c)         Sublicensed Technology. The licenses relating to EVG, EVG Product, EVG Combination Product and Quad granted to Licensee under this Agreement include sublicenses of intellectual property rights from Japan Tobacco, and remain subject to the terms and conditions of the Japan Tobacco Agreement. Gilead and Licensee shall not permit any action to be taken or event to occur, in each case to the extent within such party’s reasonable control, that would give Japan Tobacco the right to terminate the Japan Tobacco Agreement. If either party is notified or otherwise becomes aware that Licensee’s activities may constitute a material breach of the Japan Tobacco Agreement, it shall promptly notify the other party. The parties shall confer regarding an appropriate manner for curing any such alleged breach. Licensee shall cure such alleged breach as promptly as possible, and in any case within the time allotted under the Japan Tobacco Agreement. Gilead shall remain responsible for EVG Product, EVG Combination Product, and Quad royalties owed to Japan Tobacco pursuant to the Japan Tobacco Agreement.

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(d)         No Other Licenses.

(i)     Licensee agrees that it shall not use any contract manufacturers without obtaining Gilead’s prior written consent, or grant any sublicenses hereunder.

(ii)     Except as expressly set forth in this Agreement, Gilead does not grant any license under any of its intellectual property rights (including, without limitation, Patents or rights to any proprietary compounds or drug substances other than API) to Licensee.

2.6         Licensee Rights in the Semi-Exclusive Territory.

(a)         Licensee shall have the right to market and sell EVG Product, EVG Combination Product, COBI Product, COBI Combination Product, and Quad in the Semi-Exclusive Territory on a semi-exclusive basis in accordance with the terms and conditions of this Agreement. As such, during the Semi-Exclusive Term, Gilead agrees not to grant any third party the right to sell (i) any generic pharmaceutical product containing EVG, whether as a single agent or in combination with other active pharmaceutical ingredients (including generic versions of the Quad) in the Semi-Exclusive Territory, and (ii) any generic pharmaceutical product containing COBI, whether as a single agent or in combination with other active pharmaceutical ingredients (including generic versions of the Quad) in the Semi-Exclusive Territory, provided Licensee remains compliant with the terms and conditions of this Agreement. Gilead retains the right to sell branded versions of the Quad and other branded products containing EVG and COBI by itself or through use of its own distributors and licensees in the Semi-Exclusive Territory.

(b)         [*]

(c)         Licensee’s semi-exclusive rights in the Semi-Exclusive Territory shall have a term of 5 years commencing on the date Licensee first launches its first COBI Product, COBI Combination Product, EVG Product, EVG Combination Product, or Quad in the Semi-Exclusive Territory (the “Semi-Exclusive Term”). The Semi-Exclusive Term may be extended due to Licensee’s development of a Pediatric Formulation pursuant to Section 6.2(e). Once the Semi-Exclusive Term expires, or if Gilead terminates Licensee’s rights in the Semi-Exclusive Territory due to Licensee’s non-compliance with this Agreement, then the semi-exclusive license granted in Section 2.2(b) shall terminate, and Gilead in its sole discretion may authorize other Licensed Product Suppliers to register and sell COBI Product, COBI Combination Product, EVG Product, EVG Combination Product, and/or Quad in such territory.

3.       Sourcing of API

3.1         Sourcing of API from API Suppliers. Licensee agrees that it shall not make, use or sell any Product that contains API other than API that is Licensed API. If Licensee wishes to manufacture Product using API made by either a Gilead Supplier or a Licensed API Supplier, then Licensee shall notify Gilead in writing, and shall certify that

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its arrangement with such Gilead Supplier or Licensed API Supplier, as applicable, is consistent with the terms and conditions of this Agreement. Licensee shall provide Gilead with written copies of all agreements between Licensee and such Gilead Supplier or Licensed API Supplier upon execution. To the extent any such agreements relate to EVG, Gilead shall have the right to share such agreements with Japan Tobacco. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, Gilead shall have the right to require Licensee to terminate such agreement with such Gilead Supplier or Licensed API Supplier.

3.2         Gilead Assistance with Gilead Suppliers. Upon receipt of a notice described in Section 3.1 of Licensee’s intention to obtain Licensed API from a Gilead Supplier, Gilead shall use commercially reasonable efforts to assist Licensee in procuring supply of API from such Gilead Supplier. Gilead shall not be obligated to assist Licensee in procuring any supply of API from a Licensed API Supplier.

3.3         Conditions of Supply from Gilead Suppliers. Gilead shall be a party to any agreement between Licensee and a Gilead Supplier that provides for the supply of API to Licensee from such Gilead Supplier. Any such agreement between Gilead, Licensee and a Gilead Supplier shall include and be subject to the following conditions:

(a)         Gilead Supply Needs. Licensee shall not obtain API from the Gilead Supplier until Gilead has received confirmation in writing from the Gilead Supplier of its ability to continue to supply Gilead with Gilead’s forecasted requirements of API, as reflected in Gilead’s then-current twelve (12) month forecast for API provided to the Gilead Supplier.

(b)         Consistency with Agreement. The Gilead Supplier shall be permitted to supply API to Licensee only to the extent that any such supply does not (A) adversely affect its ability to meet Gilead’s forecasted requirements or (B) adversely affect the Gilead Supplier’s ability to supply Gilead’s requirements, whether or not such requirements are consistent with Gilead’s twelve (12) month forecast. Gilead shall have the right to terminate any such agreement if such supply adversely affects Gilead as set forth in this Section 3.3(b).

3.4         No Other Arrangements. Licensee agrees that it shall not enter into any agreements, nor amend any existing agreements, for the supply of intermediates or API the terms of which would be inconsistent with this Agreement without Gilead’s prior written approval as provided for in this Section 3.

3.5         Supply of other components. The obligations set forth in Sections 3.1, 3.2 and 3.3 with respect to Licensee’s supply of API shall not apply to active pharmaceutical ingredients other than API that Licensee may incorporate into Combination Products.

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4.       Consideration/Payment Terms/Audit

4.1         Royalty. As consideration for the licenses granted in Section 2, Licensee shall pay Gilead the following royalties on Net Sales of Product in the Territory for the duration of the Royalty Term:

(a)     5% of TDF Product Net Sales in the TDF Territory.

(b)     5% of the portion of TDF Combination Product Net Sales attributable to the TDF component of such TDF Combination Product in the TDF Territory as determined in accordance with Section 4.2.

(c)     5% of the portion of Quad Net Sales attributable to the TDF, EVG and COBI components of the Quad in the EVG-Quad Territory as determined in accordance with Section 4.2.

(d)     5% of EVG Product Net Sales in the EVG-Quad Territory.

(e)     5% of COBI Product Net Sales in the COBI Territory.

(f)     5% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the EVG component of such EVG Combination Product in the EVG-Quad Territory as determined in accordance with Section 4.2. In addition, (i) to the extent any such EVG Combination Product also contains TDF, Licensee will also pay Gilead 5% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the TDF component of such EVG Combination Product in the EVG-Quad Territory as determined in accordance with Section 4.2. and (ii) to the extent any such EVG Combination Product also contains COBI, Licensee will also pay Gilead 5% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the COBI component of such EVG Combination Product in the EVG-Quad Territory as determined in accordance with Section 4.2.

(g)     5% of the portion of COBI Combination Product (other than the Quad) Net Sales attributable to the COBI component of such COBI Combination Product in the COBI Territory, as determined in accordance with Section 4.2. In addition, to the extent any such COBI Combination Product also contains TDF, Licensee will also pay Gilead 5% of the portion of COBI Combination Product (other than the Quad) Net Sales attributable to the TDF component of such COBI Combination Product in the COBI Territory, as determined in accordance with Section 4.2.

(h)     10% of the portion of Quad Net Sales attributable to the TDF, EVG and COBI components of the Quad in the Semi-Exclusive Territory as determined in accordance with Section 4.2.

(i)     15% of EVG Product Net Sales in the Semi-Exclusive Territory.

(j)     15% of COBI Product Net Sales in the Semi-Exclusive Territory.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(k)     15% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the EVG component of such EVG Combination Product in the Semi-Exclusive Territory as determined in accordance with Section 4.2. In addition, (i) to the extent any such EVG Combination Product also contains TDF, Licensee will also pay Gilead 15% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the TDF component of such EVG Combination Product in the Semi-Exclusive Territory as determined in accordance with Section 4.2., and (ii) to the extent any such EVG Combination Product also contains COBI, Licensee will also pay Gilead 15% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the COBI component of such EVG Combination Product in the Semi-Exclusive Territory as determined in accordance with Section 4.2.

(l)     15% of the portion of COBI Combination Product (other than the Quad) Net Sales attributable to the COBI component of such COBI Combination Product in the Semi-Exclusive Territory as determined in accordance with Section 4.2. In addition, to the extent any such COBI Combination Product also contains TDF, Licensee will also pay Gilead 15% of the portion of COBI Combination Product (other than the Quad) Net Sales attributable to the TDF component of such COBI Combination Product in the Semi-Exclusive Territory as determined in accordance with Section 4.2.

(m)     No royalties will be owed on Pediatric Formulations developed and sold by Licensee in accordance with Section 6.2(e).

(n)     No royalties will be owed on the emtricitabine component of any Combination Product.

(o)     No royalties will be owed on Licensee’s sale of API to other Licensed Product Suppliers, provided such Licensed Product Supplier has executed an agreement with Gilead requiring such Licensed Product Supplier to pay Gilead royalties on finished Product containing such API.

(p)     Royalties on sales of Product to Gilead Distributors will be based on Licensee’s invoice price to such Gilead Distributor.

(q)     Royalties will only be owed once on each royalty-bearing API of a Combination Product. By means of example, if Licensee pays royalties on the Quad pursuant to Section 4.1(c) or 4.1(h), then Licensee will not also have to pay additional royalties on the TDF component for the sale of the Quad pursuant to Section 4.1(a) or (b), the EVG component pursuant to Section 4.1(d), (f), (i) or (k), or the COBI component pursuant to Section 4.1(e), (g), (j) or (l).

4.2         Adjustment for Combination Products. Solely for the purpose of calculating Net Sales of Combination Products, if Licensee sells Product in the form of a Combination Product containing any Licensed API and one or more other active pharmaceutical ingredients in a particular country, Net Sales of such Combination Product in such country for the purpose of determining the royalty due to Gilead pursuant to Section 4.1 will be calculated by multiplying actual Net Sales of such Combination

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Product in such country by the fraction A/(A+B), where A is the invoice price of such Product if sold separately in such country, and B is the total invoice price of the other active pharmaceutical ingredient(s) in the combination if sold separately in such country. If, on a country-by-country basis, such other active pharmaceutical ingredient or ingredients in the Combination Product are not sold separately in such country, but the Product component of the Combination Product is sold separately in such country, Net Sales for the purpose of determining royalties due to Gilead for the Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C, where A is the invoice price of such Product component if sold separately, and C is the invoice price of the Combination Product. If, on a country-by-country basis, such Product component is not sold separately in such country, Net Sales for the purposes of determining royalties due to Gilead for the Combination Product will be D/(D+E), where D is the fair market value of the portion of the Combination Products that contains the Product, and E is the fair market value of the portion of the Combination Products containing the other active pharmaceutical ingredient(s) or delivery device included in such Combination Product, as such fair market values are determined by mutual agreement of the Parties, which shall not be unreasonably withheld.

4.3         Reports. Within sixty (60) days after the end of each calendar quarter, Licensee shall (a) provide Gilead with a detailed report of amounts of API and Product produced, API and Product on stock, total invoiced sales, Net Sales, the deductions used to determine Net Sales, number of units of Product sold, each of which shall be reported on a Product-by-Product and country-by-country basis, adjustments for combination products (pursuant to Section 4.2) including calculations showing the Net Sales of the EVG component of any EVG Combination Product, total royalties owed for the calendar quarter, the countries to which the Product has been sent and in what quantities, the Third Party Resellers, if any, to which Licensee has provided Product and in what quantities, and Net Sales by each Third-Party Reseller, and, in the case of the sale of any API to third-party manufacturers of Product, the identity of such third parties and quantities of API sold to each such third party (the “Quarterly Report”); (b) provide Gilead with a written certification of the accuracy of the contents of the Quarterly Report, signed by an appropriate Licensee senior officer; and (c) pay royalties due to Gilead for the calendar quarter on a Product-by-Product and country-by-country basis. Additionally, together with each Quarterly Report, Licensee shall provide Gilead with a Regulatory Report as set forth in Section 6.3. Licensee shall provide Quarterly Reports and Regulatory Reports to Gilead at the address listed below. Licensee shall pay royalties to Gilead by wire transfer to the bank account indicated by Gilead from time to time. To the extent such Quarterly Reports relate to EVG, EVG Product, EVG Combination Product, or Quad, Gilead will have the right to share such Quarterly Reports with Japan Tobacco.

4.4         Payment Terms. Licensee shall make all payments to Gilead in US Dollars. With regard to sales in currencies other than US Dollars, conversion from local currency into US Dollars shall be at the rate of exchange of the local currency to the US Dollar on the day of payment as reported by the Reserve Bank of India.

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4.5         Records. Licensee shall keep complete and accurate records of API and Product produced and sold in sufficient detail to enable Licensee to determine the amount of royalties due, the parties to whom Product or API was sold, and the countries in which sales occurred.

4.6         Audit. Gilead has the right to engage an independent public accountant to perform, on no less than thirty (30) days’ advance notice to Licensee, an audit, conducted in accordance with generally accepted auditing standards, of such books and records of Licensee that are deemed necessary by such public accountant to report amounts of API and Product produced, gross sales, Net Sales for the periods requested and accrued royalties. Gilead will bear the full cost of any such audit unless such audit discloses a difference of more than five percent (5%) from the amount of royalties due. In such case, Licensee shall promptly pay Gilead any underpayment and shall bear the full cost of such audit. To the extent relevant to EVG, EVG Product, EVG Combination Product, or Quad, Gilead will have the right to disclose such audit results to Japan Tobacco.

4.7         Interest. Any amount payable hereunder by Licensee, which is not paid on a timely basis, shall bear a pro rata monthly interest rate of one percent (1%) subject to any necessary approvals that may be required.

4.8         Taxes

(a)         Withholding Taxes. Licensee shall promptly pay the withholding tax for and on behalf of Gilead to the proper governmental authority and shall promptly furnish Gilead with the tax withholding certificate furnished by the Licensee. Licensee shall be entitled to deduct the withholding tax actually paid from such payment due Gilead. Each party agrees to assist the other party in claiming exemption from such withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

(b)         Other Taxes. Except as provided in this Section 4.8, all taxes or duties in connection with payments made by Licensee shall be borne by Licensee.

4.9         Royalty Term. Royalty payments shall be paid to Gilead by Licensee on a Product-by-Product and country-by-country basis starting on the date of the first commercial sale of a Product in a country and continuing until the last to occur of the following:

(a)         the expiration of the last-to-expire Patent containing a valid claim covering the manufacture, use, import, offer for sale or sale of API or the Product in such country; or

(b)         the date of expiration of the last-to-expire Patent containing a valid claim covering the manufacture, use, import, offer for sale or sale of API or the Product in India (the “Royalty Term”).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

5.     Intellectual Property

5.1         Maintenance of Patents. Gilead shall use commercially reasonable efforts to maintain and enforce the Patents in India and in the Semi-Exclusive Territory (including with respect to the exercise of back-up rights to maintain and enforce Patents relating to EVG, EVG Product, EVG Combination Product or Quad in India and the Semi-Exclusive Territory that are subject to the Japan Tobacco Agreement), but shall not be obligated to maintain or enforce the Patents in the remainder of the Territory.

5.2         Cooperation. If either party becomes aware of a suspected infringement of any Patent, such party will notify the other party promptly, and following such notification, the parties will confer. Gilead (except in the case of Patents relating to EVG, EVG Product, EVG Combination Product or Quad that are subject to the Japan Tobacco Agreement and controlled by Japan Tobacco) will have the right, but not the obligation, to bring an infringement action at its own expense, in its own name, and entirely under its own direction and control. Licensee will reasonably assist Gilead (or, where applicable, Japan Tobacco) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Gilead (or Japan Tobacco) to bring such action.

5.3         Reporting of Improvements. Licensee shall provide Gilead with an annual report, in writing and in reasonable detail that sets forth any Improvements, including any patent applications claiming Improvements. Licensee shall transfer to Gilead, upon request by Gilead and at Gilead’s expense, any know-how owned or controlled by Licensee relating to such Improvements. Any failure to report any such Improvements to Gilead in accordance with the terms of this Agreement shall constitute a breach of this Agreement and shall provide Gilead with the right to terminate this Agreement pursuant to Section 10.3(b). Gilead shall not transfer any Improvements obtained from Licensee to any third party, provided, however, that (a) Gilead may transfer Improvements to Gilead’s own affiliates and suppliers, provided such affiliates and suppliers utilize such Improvements solely for the benefit of Gilead and/or Japan Tobacco, and (b) Gilead may transfer Improvements relating to EVG, EVG Product, EVG Combination Product, or Quad to Japan Tobacco in accordance with the Japan Tobacco Agreement for use solely for the benefit of Japan Tobacco, including the transfer and use of such Improvements to Japan Tobacco’s suppliers for the benefit of Japan Tobacco.

5.4         Trademarks

(a)     Any Product offered for sale or sold shall have a different trade dress, including a distinct color, shape and trade name, than the comparable product sold by Gilead and, where applicable, the comparable product sold by Japan Tobacco. For clarity, Licensee’s non-performance of the obligations set forth in this Section 5.4(a) shall constitute a material breach of Licensee’s material obligation under this Agreement.

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(b)     Licensee shall provide to Gilead, prior to any regulatory submissions for any Product, or selling or offering for sale any Product, samples of the Product and any packaging, labeling information or marketing materials (including, but not limited to, advertisement and promotional materials) to be used with the Product to permit Gilead to review and approve the Product and packaging as consistent with the requirements of Section 5.4(a). If Gilead reasonably objects to the trade dress or other aspects of the Product or product packaging based on the requirements of Section 5.4(a), the parties shall discuss in good faith the changes to be made to the Product or packaging to address Gilead’s concerns.

5.5         Technology Transfer. Licensee acknowledges that following execution of the TDF License Agreement Gilead provided to Licensee, and Licensee received, a one-time technology transfer of know-how relating to TDF and TDF Product. Promptly following Gilead’s receipt of marketing approval from the FDA (and on a Product-by-Product basis), Gilead shall make a one-time technology transfer of know-how (a) owned or controlled by Gilead as of the Effective Date, or (b) exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement, relating to the manufacture of EVG, COBI and the Quad to the extent and in the manner specified in Appendix 3 hereto (such TDF, EVG, COBI and Quad know-how, the “Licensed Know-How”). Such Licensed Know-How shall be sufficient to enable Licensee to manufacture TDF and TDF Product, EVG and COBI, EVG Product, COBI Product and Quad, at commercial-scale quantities. Gilead shall have no further obligation to transfer any other know-how to Licensee.

6.       Manufacturing and Commercialization of Product

6.1         Promotion of Sales in the Territory. The parties hereto agree that an important purpose of this Agreement is to increase patient access to the Products licensed under this Agreement in the Territory. Except as otherwise provided in this Agreement, Licensee shall have the sole discretion to manage its own commercial strategy to promote and sell the Product in the Territory, provided, however, that Licensee shall not engage in activities that are inconsistent with the first sentence of this Section 6.1. By means of example and without limitation, Licensee agrees that Licensee shall not accept patient orders that Licensee does not have the capacity to fill, and shall not obtain API or Product without having the means, either directly or through the use of permitted third parties, to manufacture such API into Product and/or distribute such Product to patients within the Territory.

6.2         Manufacturing Requirements

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(a)         Minimum Standards. Licensee agrees that it shall manufacture API and Product in a manner consistent with (i) the applicable Indian manufacturing standards; (ii) either World Health Organization (“WHO”) pre-qualification standards, standards of the European Medicines Agency (“EMA”), or United States Food and Drug Administration (“FDA”) tentative approval standards (“Minimum Quality Standards”); and (iii) on a country-by-country basis, any applicable national, regional or local standards as may be required by the specific country where Product is sold. Licensee shall apply for WHO pre-qualification or FDA conditional approval for (1) at least one TDF Product or TDF Combination Product no later than the first anniversary of the Effective Date, (2) at least one COBI Product or COBI Combination Product no later than the first anniversary of the FDA approval date for COBI (if COBI is approved), (3) at least one EVG Product or EVG Combination Product no later than the first anniversary of the FDA approval date for EVG (if EVG is approved), and (4) the Quad no later than the first anniversary of the FDA approval date for the Quad (if the Quad is approved).

(b)         Audit Right. Licensee hereby agrees to allow Gilead reasonable access to Licensee’s books and records, facilities and employees solely for the purpose and to the extent required for Gilead to audit Licensee’s compliance with the requirements of this Section 6.2. Gilead agrees to provide at least thirty (30) days prior notice of the proposed audit, and agrees that such audits shall not be conducted more than once a year unless circumstances outside the ordinary course of business warrant such an audit (such as an investigation or other government action). To the extent any such audit relates to EVG, EVG Product, EVG Combination Product, or Quad, Gilead will have the right to share reports from any such audit with Japan Tobacco.

(c)         Remedy for Failure. If Licensee fails at any time to meet the Minimum Quality Standards or has not received either WHO pre-qualification or FDA conditional approval, as applicable, by the second anniversary of the Effective Date, Gilead may elect, in its sole discretion and notwithstanding Section 10.2 or 10.3 hereof, to suspend the effectiveness of the licenses granted hereunder until such time Gilead has determined that Licensee has corrected any such failure to Gilead’s reasonable satisfaction. During any such suspension, Gilead and Licensee shall coordinate with each other to provide for the supply of API or Product, as appropriate, to ensure that end-user patient requirements are not disrupted as a result of such suspension.

(d)         Dose Requirements. All TDF Product and TDF Combination Product manufactured, used or sold by Licensee shall consist of a single dose concentration of 300 milligrams of TDF per dose. All EVG Product, COBI Product, EVG Combination Product, COBI Combination Product, and Quad manufactured, used or sold by Licensee shall consist of single dose concentrations of EVG and/or COBI that are the same as the dose concentration for such agent that has been approved by the FDA. Licensee agrees that it shall not manufacture or sell Products (including Combination Products) formulated at a single dose concentration other than those dose

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concentrations approved by the FDA for such agents (each an “Alternate Dosage”), without prior written consent from Gilead, provided, however, that in the case of TDF and COBI, Licensee may manufacture or sell TDF Product, TDF Combination Product, COBI Product, or COBI Combination Product consisting of an Alternate Dosage if such Alternate Dosage has been approved for use in the Field by the appropriate regulatory authority having jurisdiction over such Product. By means of example, dosage concentrations of TDF lower than 300 milligrams in tablet form will be allowed for pediatric administrations only if such lower dosage has been approved by the FDA or the appropriate foreign regulatory authority for such administration.

(e)         Pediatric Formulations. Licensee agrees to use reasonable efforts to develop a TDF Product, TDF Combination Product, EVG Product, EVG Combination Product, COBI Product or COBI Combination Product as either a liquid or dispersible tablet formulation for use in pediatric patients less than 12 years of age (each, a “Pediatric Formulation”), provided, however, that with respect to EVG Product and EVG Combination Product, Licensee agrees not to develop any such Pediatric Formulation without Gilead’s prior written consent, not to be unreasonably withheld. Licensee may seek regulatory approval for Pediatric Formulations anywhere in the Territory.

(i)         If Licensee has used reasonable efforts to develop a Pediatric Formulation, then the Semi-Exclusive Term in the Semi-Exclusive Territory will be extended for an additional 5 years. The determination of whether Licensee has used reasonable efforts with respect to such Pediatric Formulation will be at Gilead’s sole discretion, however, if Licensee either (A) commences a human clinical trial of a Pediatric Formulation under an approved US investigational new drug application, or (B) commercializes a Pediatric Formulation in the Territory under an approved US Abbreviated New Drug Application, then Licensee will be deemed to have satisfied the reasonable efforts requirement set forth in this Section 6.2(e)(i) and the Semi-Exclusive Term in the Semi-Exclusive Territory will be extended for an additional 5 years.

(ii)         If Licensee is granted regulatory approval to market such Pediatric Formulation, then Licensee will use reasonable efforts to make such Pediatric Formulation available (A) if such Pediatric Formulation is a TDF Product or a TDF Combination Product, throughout the TDF Territory, (B) if such Pediatric Formulation is a COBI Product or a COBI Combination Product, throughout the COBI Territory and the Semi-Exclusive Territory, or (C) if such Pediatric Formulation is an EVG Product or EVG Combination Product, throughout the EVG-Quad Territory and the Semi-Exclusive Territory (for purposes of this Section 6.2(e), “Licensee’s Applicable Territory”), unless the Semi-Exclusive Term is expired or terminated and Licensee no longer has rights in the Semi-Exclusive Territory. Gilead would agree to waive any royalty Gilead otherwise would be entitled to receive for sale of such Pediatric Formulation pursuant to Section 4.1, provided such Pediatric Formulation is sold for use in pediatric populations under age 12 and not in adult populations.

(iii)         Licensee will further agree either to license such Pediatric Formulation to Gilead or to other Licensed Product Suppliers, or to manufacture and supply such Pediatric Formulation to one or more Gilead Distributors, for sale (a) in territories that either are outside the scope of Licensee’s Applicable Territory but within the scope of the licensed territory

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of such designated Licensed Product Supplier or Gilead Distributor, or (b) in territories that are within Licensee’s Applicable Territory but in which Licensee is not able to make such Pediatric Formulation available. Licensee will be entitled to receive compensation for any such license or sale of such Pediatric Formulation to Gilead, a Licensed Product Supplier or Gilead Distributor that would be commensurate with (and not in excess of) the compensation Licensee would receive if Licensee itself sold such Pediatric Formulation in Licensee’s Applicable Territory.

(iv)         If Gilead, in its sole discretion, is interested in pursuing the regulatory approval or marketing of such Pediatric Formulation in countries outside Licensee’s Applicable Territory, or in facilitating access to such Pediatric Formulation to countries within Licensee’s Applicable Territory where Licensee has not made such Pediatric Formulation available, then Gilead and Licensee will negotiate a separate agreement relating to such Pediatric Formulation, with such agreement including appropriate compensation for Licensee for such Pediatric Formulation. Gilead shall have the right to sublicense such Pediatric Formulation to Japan Tobacco for use in Japan in accordance with the Japan Tobacco Agreement.

6.3         Regulatory Filings and Inspections. Except as provided otherwise herein, Licensee shall be responsible for obtaining and maintaining all applicable regulatory or other approvals or authorizations to carry out its activities under this Agreement and shall provide Gilead with a quarterly written report setting forth (a) a list of countries within the Territory for which such regulatory approvals or authorization have been obtained for any Product and (b) a description of activities performed by Licensee, its designee or, to its knowledge any other third party, with respect to the filing, obtaining or maintaining of such regulatory approvals or authorizations within the Territory for any Product (each such report, a “Regulatory Report”). Gilead may, in its discretion, elect to file for regulatory or other approval or authorization to make and sell API and Product anywhere in the Territory. Upon either party’s request, the other party shall provide non-proprietary data that the other party perceives is reasonably necessary to obtain any such approvals, authorizations, permits or licenses. Licensee shall obtain, have and maintain all required registrations for its manufacturing facilities. Licensee shall allow appropriate regulatory authorities to inspect such facilities to the extent required by applicable law, rule or regulation. Gilead agrees to provide Licensee with NCE Exclusivity or other regulatory exclusivity waivers as may be required by the applicable regulatory authorities in order to manufacture or sell Product in the Territory, provided such manufacture and sale by Licensee is compliant with the terms and conditions of this Agreement. Licensee agrees not to pursue or obtain regulatory exclusivity on any Product in any country within the Territory.

6.4         Marketing Materials. Any marketing materials (including, but not limited to, advertisement and promotional materials) used by Licensee and its Third-Party Resellers shall not contain any misstatements of fact, shall be fully compliant with the applicable laws, rules and regulations, and shall be distinct from, and not cause any confusion with, any marketing materials or Products used or sold by Gilead, or any marketing materials or products sold by Japan Tobacco. Any statements made in such marketing materials regarding Gilead, including without limitation statements made in reference to Licensee’s collaboration with Gilead, require Gilead’s prior written approval.

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6.5         Product Labeling. The labeling of all Products sold or offered for sale under this Agreement shall expressly state that the Product is manufactured under a license from Gilead.

7.      Representations, Warranties and Covenants

7.1         Ability to Perform. Gilead and Licensee each represent and warrant that

(a)         they are duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation and have full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)         this Agreement has been duly executed and delivered, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; and

(c)         the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party

7.2         Diversion of Product and Technology. Licensee covenants and agrees that it shall not: (i) divert or allow the diversion of API, or any intermediates or other chemical entities generated during the process of manufacturing API, outside of India, (ii) divert or allow the diversion of TDF Product or TDF Combination Product outside the TDF Territory, (iii) divert or allow the diversion of COBI Product or COBI Combination Product outside the COBI Territory or the Semi-Exclusive Territory, (iv) divert or allow the diversion of EVG Product, EVG Combination Product or Quad outside the EVG-Quad Territory or the Semi-Exclusive Territory, (v) divert or allow the diversion of Licensed Technology to any third party, except as expressly permitted under this Agreement, or (vi) assist or support, directly or indirectly, any third party in the conduct of the activities described in clauses (i)—(v).

7.3         Access Promotion. Licensee covenants and agrees that it shall not engage in activities that are contrary to the goal of promoting patient access to Product to satisfy unmet medical needs within the Territory.

7.4         Law Compliance

(a)         General. Licensee covenants and agrees that it shall perform all activities under this Agreement in accordance with all applicable laws and regulations, including, without limitation, with respect to recalls, safety and reporting requirements and shall obtain, have and maintain all necessary regulatory approvals (including in

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India), marketing authorizations, permits and licenses, at Licensee’s expense for the manufacture and sale of the API and/or Product and any other Licensee activities contemplated hereby.

(b)         FCPA and UK Bribery Act. Licensee covenants and agrees that it shall provide to Gilead on the Effective Date and within thirty (30) days after the beginning of each calendar year thereafter, certification in writing by Licensee of Licensee’s compliance with the United States Foreign Corrupt Practices Act of 1977 and with the UK Bribery Act of 2010.

(c)         Conflicts. Neither party shall be required to take any action or perform any obligation under this Agreement to the extent that such action or obligation is in direct conflict with any applicable law, rule or regulation, provided, however, that both Licensee and Gilead are in agreement regarding (i) the requirements of such law, rule or regulation, and (ii) the affect that such law, rule or regulation has on such action or obligation required under this Agreement.

7.5         Patent Infringement. Licensee covenants and agrees that it shall not infringe the Patents outside the scope of the licenses granted to it pursuant to Section 2, and shall not infringe the Emtricitabine Patents outside the scope of the covenant not to sue set forth in Section 7.6.

7.6         Covenant Concerning Certain Gilead Patents. Gilead covenants and agrees that it shall not, at any time during the term of this Agreement, bring any claim or proceeding of any kind or nature against Licensee in relation to any of the pending and issued patents identified in Appendix 4 hereto (the “Emtricitabine Patents”) to the extent that Licensee decides to make, use, sell, have sold and export any Product in the Territory that may infringe any claims covering the manufacture, use and sale of emtricitabine contained in such Emtricitabine Patents.

7.7         EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, GILEAD DOES NOT GIVE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT IN THE TERRITORY. Gilead also does not give any warranty, express or implied, with regard to the safety or efficacy of API or the Product and it shall be the sole responsibility of the Licensee to ensure such safety or efficacy.

8.      Liability and Indemnity

(a)         Licensee Indemnity. Licensee shall jointly and severally indemnify, hold harmless and defend Gilead, and its subsidiaries, licensors, directors, officers, employees and agents (together the “Gilead Indemnitees”), from and against any and all losses, damages, expenses, cost of defense (including, without limitation, attorneys’ fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts a Gilead Indemnitee

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becomes legally obligated to pay because of any claim against it (i) arising out of any breach by Licensee of the terms and conditions of this Agreement, or (ii) for any product liability, liability for death, illness, personal injury or improper business practice, or any other statutory liability or any other liability under any law or regulation, to the extent that such claim or claims are due to reasons caused by or on behalf of Licensee related to API or Product (including, without limitation, their manufacture, use or sale). The indemnification obligations of Licensee stated in this Section 8(a) shall apply only in the event that Gilead provides Licensee with prompt written notice of such claims, grants Licensee the right to control the defense or negotiation of settlement, and makes available all reasonable assistance in defending the claims. Licensee shall not agree to any final settlement or compromise with respect to any such claim that adversely affects Gilead without obtaining Gilead’s consent.

(b)         Product Liability. Licensee shall be solely responsible in respect of any product liability or any other statutory liability under any regulation, in respect of API or the Product.

(c)         Gilead Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT SHALL GILEAD BE LIABLE TO LICENSEE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF BUSINESS OR PROFITS) RELATED TO THIS AGREEMENT, AND SHALL NOT HAVE ANY RESPONSIBILITIES OR LIABILITIES WHATSOEVER WITH RESPECT TO API OR PRODUCT, EVEN IF, IN ANY SUCH CASE, ADVISED OF THE POSSIBILITY OF SUCH CLAIMS OR DEMANDS, REGARDLESS OF THE FORM OF ACTION OR LEGAL THEORY WHETHER UNDER CONTRACT LAW, TORT LAW (INCLUDING WITHOUT LIMITATION NEGLIGENCE), STRICT LIABILITY, STATUTE, WARRANTY OR OTHERWISE.

9.      Insurance

Within thirty (30) days prior to the first commercial launch by Licensee of a Product, and each year thereafter for so long as this Agreement is in effect, Licensee shall provide to Gilead certificates of insurance by insurers acceptable to Gilead evidencing comprehensive general liability coverage, including products liability, with a combined limit of no less than one million dollars ($1,000,000.00) for bodily injury, including personal injury, and property damage. Gilead shall have the right to provide any such certificate to Japan Tobacco. Licensee shall not cancel any such policy without at least sixty (60) days prior written notice to Gilead, and agrees that such policy shall be maintained (or have an extended reporting period) of at least seven (7) years after the termination of this Agreement.

10.    Term and Termination

10.1         Term. This Agreement shall enter into force upon the Effective Date and, unless earlier terminated as provided herein, shall continue until the expiration of the Royalty Term. Upon expiration of the Royalty Term, and with respect to a particular Product in a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

particular country in the Territory, subject to the terms and conditions herein with respect to such Product and such country, the license and sublicense granted in Article 2 to Licensee shall become a perpetual, irrevocable, fully paid-up, royalty free license under the Licensed Know-How to develop, make, have made, use, sell, have sold, offer for sale, import and distribute such Product in the Field in such country.

10.2         Termination for Breach. A party (“non-breaching party”) shall have the right to terminate this Agreement in the event the other party (“breaching party”) is in material breach of any of its material obligations under this Agreement. The non-breaching party shall provide written notice to the breaching party. The breaching party shall have a period of thirty (30) days after such written notice is provided to cure such breach. If such breach is not cured within the thirty day period, this Agreement shall effectively terminate.

10.3         Gilead Right to Terminate

(a)         Gilead shall have the right to terminate this Agreement and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 (whether or not such event constitutes a right of termination pursuant to Section 10.2), immediately if in the reasonable opinion of Gilead, control (through ownership or otherwise) of Licensee changes.

(b)         Gilead shall have the right to terminate this Agreement and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 or the covenant contained in Section 7.6 (whether or not such event constitutes a right of termination pursuant to Section 10.2), if:

(i)     Gilead reasonably determines that a material quantity of API or Product made and/or sold by Licensee has been diverted to countries outside the Territory, whether or not by any fault or action or inaction of Licensee;

(ii)     Gilead reasonably determines that, due to material deficiencies in Licensee’s compliance, or repeated failure to comply, with the Minimum Quality Standards, Licensee is unable to reliably and consistently manufacture API or Product in accordance with the Minimum Quality Standards;

(iii)     Gilead reasonably determines that Licensee has obtained material quantities of API from sources outside the Territory, or in ways that are inconsistent with the terms and conditions of Section 3; or

(iv)     Gilead’s rights to EVG terminate due to the termination of the Japan Tobacco Agreement, provided, however, that in such event, such termination would only apply on a Product-by-Product basis and with respect to Products containing EVG that are subject to the sublicense granted by Gilead under the Japan Tobacco Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Gilead shall give Licensee written notice of any such event and provide Licensee with a period of thirty (30) days after such notice to demonstrate that the conditions giving rise to Gilead’s determination no longer exist to Gilead’s reasonable satisfaction. If Licensee is unable to do so, this Agreement shall be terminated effective upon the thirtieth (30th) day following such notice.

10.4         Insolvency. In the event that Licensee becomes insolvent, makes an assignment to the benefit of creditors, or has a petition in bankruptcy filed for or against it, Gilead shall have the right to treat such event as a material breach.

10.5         Waiver. The waiver by either party of any breach of any term or condition of this Agreement shall not be deemed a waiver as to any subsequent or similar breach.

10.6         Survival. Sections 2.3, 2.5(b), 4.5, 5.3, 5.4(a), 6.2(e)(iii), 7.7, 8, 9, 10.1, 10.6, 11 and 12 shall survive termination or expiry of this Agreement.

11.     Confidentiality and Publications

11.1         Confidential Information. All technology and know-how disclosed by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) hereunder (“Confidential Information”) shall be used solely and exclusively by Receiving Party in a manner consistent with the licenses granted hereunder and the purposes of this Agreement as stated in the preamble and recitals hereto; maintained in confidence by the Receiving Party; and shall not be disclosed to any non-party or used for any purpose except to exercise its rights and perform its obligations under this Agreement without the prior written consent of the Disclosing Party, except to the extent that the Receiving Party can demonstrate by competent written evidence that such information: (a) is known by the Receiving Party at the time of its receipt and, not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records; (b) is in the public domain other than as a result of any breach of this Agreement by the Receiving Party; (c) is subsequently disclosed to the Receiving Party on a non-confidential basis by a third party who may lawfully do so; or (d) is independently discovered or developed by the Receiving Party without the use of Confidential Information provided by the Disclosing Party, as documented by the Receiving Party’s business records. Within thirty (30) days after any expiration or termination of this Agreement, Receiving Party shall destroy (and certify to the Disclosing Party such destruction) or return all Confidential Information provided by the Disclosing Party except as otherwise set forth in this Agreement. One (1) copy of the Confidential Information may be retained in the Receiving Party’s files solely for archival purposes as a means of determining any continuing or surviving obligations under this Agreement. The confidential obligations under this Agreement shall survive this Agreement for a period of five (5) years. To the extent Gilead receives any Confidential Information from Licensee relating to EVG, EVG Product, EVG Combination Product or Quad, Gilead will have the right to disclose such Confidential Information to Japan Tobacco, provided such disclosure remains

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

subject to the obligations of confidentiality and non-disclosure set forth in the Japan Tobacco Agreement.

11.2         Press Release. Each party may disclose to third parties or make public statements, by press release or otherwise, regarding the existence of this Agreement, the identity of the parties, the terms, conditions and subject matter of this Agreement, or otherwise in reference to this Agreement, provided such disclosures or statements are accurate and complete with respect to the subject matter thereof and the information disclosed therein.

11.3         Use of Name. Except as provided for under Section 11.2, neither party shall use the other party’s name, logo or trademarks for any purpose including without limitation publicity or advertising, except with the prior written consent of the other party. Licensee agrees not to use Japan Tobacco’s name, logo or trademarks for any purpose except with the prior written consent of Japan Tobacco.

12.      Miscellaneous

12.1         Agency. Neither party is, nor will be deemed to be, an employee, agent or representative of the other party for any purpose. Each party is an independent contractor, not an employee or partner of the other party. Neither party shall have the authority to speak for, represent or obligate the other party in any way without prior written authority from the other party.

12.2         Entire Understanding. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the parties relating to the subject matter hereof. Gilead and Licensee hereby expressly agree that this Agreement amends and restates in its entirety the TDF License Agreement as of the Effective Date.

12.3         Severability. The parties hereby expressly state that it is not their intention to violate any applicable rule, law or regulation. If any of the provisions of this Agreement are held to be void or unenforceable with regard to any particular country by a court of competent jurisdiction, then, to the extent possible, such void or unenforceable provision shall be replaced by a valid and enforceable provision which will achieve as far as possible the economic business intentions of the Parties. The provisions held to be void or unenforceable shall remain, however, in full force and effect with regard to all other countries. All other provisions of this Agreement shall remain in full force and effect.

12.4         Notices

(a)         Any notice or other communication to be given under this Agreement, unless otherwise specified, shall be in writing and shall be deemed to have been provided when delivered to the addressee at the address listed below (i) on the date of delivery if delivered in person or (ii) three days after mailing by registered or certified mail, postage paid:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

In the case of Gilead:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attention: General Counsel

Facsimile: (650) 522-5537

    In the case of Licensee:

[Insert Address]

Attention:

Facsimile:

(b)         Either party may change its address for communications by a notice in writing to the other party in accordance with this Section 12.4.

12.5         Governing Law. This Agreement is made in accordance with and shall be governed and construed under the laws of England, without regard to its choice of law principles.

12.6         Arbitration

(a)         All disputes arising out of or in connection with the present Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators.

(b)         Each party shall nominate one arbitrator. Should the claimant fail to appoint an arbitrator in the Request for Arbitration within thirty (30) days of being requested to do so, or if the respondent should fail to appoint an arbitrator in its Answer to the Request for Arbitration within thirty (30) days of being requested to do so, the other party shall request the ICC Court to make such appointment.

(c)         The arbitrators nominated by the parties shall, within thirty (30) days from the appointment of the arbitrator nominated in the Answer to the Request for Arbitration, and after consultation with the parties, agree and appoint a third arbitrator, who will act as a chairman of the Arbitral Tribunal. Should such procedure not result in an appointment within the thirty (30) day time limit, either party shall be free to request the ICC Court to appoint the third arbitrator.

(d)         London, England shall be the seat of the arbitration.

(e)         The language of the arbitration shall be English. Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with an English translation.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(f)         This arbitration agreement does not preclude either party seeking conservatory or interim measures from any court of competent jurisdiction including, without limitation, the courts having jurisdiction by reason of either party’s domicile. Conservatory or interim measures sought by either party in any one or more jurisdictions shall not preclude the Arbitral Tribunal granting conservatory or interim measures. Conservatory or interim measures sought by either party before the Arbitral Tribunal shall not preclude any court of competent jurisdiction granting conservatory or interim measures.

(g)         In the event that any issue shall arise which is not clearly provided for in this arbitration agreement the matter shall be resolved in accordance with the ICC Arbitration Rules.

12.7         Assignment. Gilead is entitled to transfer and assign this Agreement and the rights and obligations under this Agreement on prior notice to Licensee. Licensee is not entitled to transfer or assign this Agreement or the rights and obligations under this Agreement.

12.8         Amendment. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by both parties.

[signatures appear on following page]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated License Agreement as of the Effective Date.

GILEAD:

Gilead Sciences, Inc.

By
Name:
Title:

LICENSEE:

[Licensee]

By
Name:
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Appendix 1

Countries in the TDF Territory

1.   Afghanistan

2.   Angola

3.   Anguilla

4.   Antigua and Barbuda

5.   Armenia

6.   Aruba

7.   Bahamas

8.   Bangladesh

9.   Barbados

10. Belize

11. Benin

12. Bhutan

13. Bolivia

14. Botswana

15. British Virgin Islands

16. Burkina Faso

17. Burundi

18. Cambodia

19. Cameroon

20. Cape Verde

21. Central African Republic

22. Chad

23. Comoros

24. Congo, Rep

25. Congo, Dem. Rep. of the

26. Côte d’Ivoire

27. Cuba

28. Djibouti

29. Dominica

30. Dominican Republic

31. Ecuador

32. El Salvador

33. Equatorial Guinea

34. Eritrea

35. Ethiopia

36. Fiji Islands

37. Gabon

38. Gambia

39. Georgia

40. Ghana

41. Grenada

42. Guatemala

43. Guinea

44. Guinea-Bissau

45. Guyana

46. Haiti

47. Honduras

48. India

49. Indonesia

50. Jamaica

51. Kazakhstan

52. Kenya

53. Kiribati

54. Kyrgyzstan

55. Lao, People’s Dem. Rep.

56. Lesotho

57. Liberia

58. Madagascar

59. Malawi

60. Maldives

61. Mali

62. Mauritania

63. Mauritius

64. Moldova, Rep. of

65. Mongolia

66. Montserrat

67. Mozambique

68. Myanmar

69. Namibia

70. Nauru

71. Nepal

72. Nicaragua

73. Niger

74. Nigeria

75. Pakistan

76. Palau

77. Papua NewGuinea

78.   Rwanda

79.   Saint Kitts and Nevis

80.   Saint Lucia

81.   Saint Vincent & the   Grenadines

82.   Samoa

83.   São Tomé and Príncipe

84.   Senegal

85.   Seychelles

86.   Sierra Leone

87.   Solomon Islands

88.   Somalia

89.   South Africa

90.   Sri Lanka

91.   Sudan

92.   Surinam

93.   Swaziland

94.   Syrian Arab Republic

95.   Tajikistan

96.   Tanzania, U. Rep. of

97.   Thailand

98.   Timor-Leste

99.   Togo

100. Tonga

101. Trinidad and Tobago

102. Turkmenistan

103. Turks and Caicos

104. Tuvalu

105. Uganda

106. Uzbekistan

107. Vanuatu

108. Vietnam

109. Yemen

110. Zambia

111. Zimbabwe

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Appendix 2

1. TDF Patents

Gilead either owns or has exclusive rights to the TDF Patents.

2. EVG Patents

TITLE: 4-OXOQUINOLINE COMPOUNDS AND UTILIZATION THEREOF AS HIV INTEGRASE

INHIBITORS

Country	Filing Date	Serial Number	Patent Number	Grant Date
Bolivia	18-Nov-2003	SP-230265
India	20-Nov-2003	01316/CHENP/2004	245833	3-Feb-2011
Indonesia	20-Nov-2003	W00/200401542	P0023507	1-Jun-2009
Nigeria	19-Nov-2003	424/2003	RP.15779	20-Oct-2004
South Africa	20-Nov-2003	2004/4537	2004/4537	31-Aug-2005
Thailand	20-Nov-2003	086853
Viet Nam	20-Nov-2003	1-2004-00605

TITLE: STABLE CRYSTAL OF 4-OXOQUINOLINE COMPOUND

Country	Filing Date	Serial Number	Patent Number	Grant Date
Bolivia	19-May-2005	SP-250121
India	19-May-2005	357/CHENP/2010
South Africa	19-May-2005	2006/10647	2006/10647	25-Jun-2008
Thailand	19-May-2005	100718

TITLE: METHOD FOR PRODUCING 4-OXOQUINOLINE COMPOUND

Country	Filing Date	Serial Number	Patent Number	Grant Date
African Regional Industrial Property Organization (ARIPO)	6-Mar-2007	AP/P/2008/004621
Eurasian Patent Organization (EAPO)	6-Mar-2007	200870321
India	6-Mar-2007	5341/CHENP/2008
African Union Territories (OAPI)	6-Mar-2007	1200800317	14280	31-Mar-2009
South Africa	6-Mar-2007	2008/07547	2008/07547	25-Nov-2009
Viet Nam	6-Mar-2007	1-2008-02431

TITLE: PROCESS FOR PROUDCTION OF 4-OXOQUINOLINE COMPOUND

Country	Filing Date	Serial Number	Patent Number	Grant Date
India	6-Mar-2007	5344/CHENP/2008

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

TITLE: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS (I)

Country	Filing Date	Serial Number	Patent Number	Grant Date
African Regional Industrial Property Organization (ARIPO)	11-Sep-2007	AP/P/2009/004831
Eurasian Patent Organization (EAPO)	11-Sep-2007	200900441
India	11-Sep-2007	1808/DELNP/2009
Indonesia	11-Sep-2007	W00/200900634
African Union Territories (OAPI)	11-Sep-2007	1200900070
Thailand	11-Sep-2007	0701004583
Viet Nam	11-Sep-2007	1-2009-00636
South Africa	11-Sep-2007	2009/01576

TITLE: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS (II)

Country	Filing Date	Serial Number	Patent Number	Grant Date
African Regional Industrial Property Organization (ARIPO)	11-Sep-2008	AP/P/2010/005187
Eurasian Patent Organization (EAPO)	11-Sep-2008	201070256
India	11-Sep-2008	1615/DELNP/2010
Indonesia	11-Sep-2008	W00/201000759
African Union Territories (OAPI)	11-Sep-2008	1201000093
Thailand	11-Sep-2008	0801004676
Viet Nam	11-Sep-2008	1-2009-00636
South Africa	11-Sep-2008	1-2010-00483

For purposes of this Appendix 2, references to “OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.1 and 2.2 of this Agreement.

[Gilead may only delete some of the patents in the above list if necessary.]

3. COBI Patents

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Gilead either owns or has exclusive rights to the COBI Patents.

Appendix 3

Terms for Technology Transfer

Gilead shall provide Licensee with the following information to fully enable Licensee to manufacture TDF, EVG, COBI, TDF Product, EVG Product, COBI Product and Quad at commercial-scale quantities and in compliance with Gilead’s required quality specifications:

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

33

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Confidential

Appendix 4

Emtricitabine Patents

Gilead either owns or has exclusive rights to the Emtricitabine Patents.

35

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Confidential

Appendix 5

Countries in the COBI Territory

1.     Afghanistan

2.     Angola

3.     Anguilla

4.     Antigua and Barbuda

5.     Armenia

6.     Aruba

7.     Bahamas

8.     Bangladesh

9.     Barbados

10.	Belize
11.	Benin
12.	Bhutan
13.	Bolivia
14.	British Virgin Islands
15.	Burkina Faso
16.	Burundi
17.	Cambodia
18.	Cameroon
19.	Cape Verde
20.	Central African Republic
21.	Chad
22.	Comoros
23.	Congo, Rep
24.	Congo, Dem. Rep. of the
25.	Côte d’Ivoire
26.	Cuba
27.	Djibouti
28.	Dominica
29.	Dominican Republic
30.	Equatorial Guinea
31.	Eritrea
32.	Ethiopia
33.	Fiji Islands, Rep. of the
34.	Gabon
35.	Gambia
36.	Georgia
37.	Ghana
38.	Grenada
39.	Guatemala
40.	Guinea
41.	Guinea-Bissau
42.	Guyana
43.	Haiti
44.	Honduras
45.	India
46.	Jamaica
47.	Kenya
48.	Kiribati
49.	Kyrgyzstan
50.	Lao People’s Dem. Rep.
51.	Lesotho
52.	Liberia
53.	Madagascar
54.	Malawi
55.	Maldives
56.	Mali
57.	Mauritania
58.	Mauritius
59.	Moldova, Rep. of
60.	Mongolia
61.	Montserrat
62.	Mozambique
63.	Myanmar
64.	Nauru
65.	Nepal
66.	Nicaragua
67.	Niger
68.	Nigeria
69.	Pakistan
70.	Palau
71.	Papua New Guinea
72.	Rwanda
73.	Saint Kitts and Nevis
74.	Saint Lucia
75.	Saint Vincent & the Grenadines
76.	Samoa
77.	São Tomé and Príncipe
78.	Senegal
79.	Seychelles
80.	Sierra Leone
81.	Solomon Islands
82.	Somalia
83.	South Africa
84.	Sudan
85.	Suriname
86.	Swaziland
87.	Syrian Arab Republic
88.	Tajikistan
89.	Tanzania, U. Rep. of
90.	Timor-Leste
91.	Togo
92.	Tonga
93.	Trinidad and Tobago
94.	Turks and Caicos
95.	Tuvalu
96.	Uganda
97.	Uzbekistan
98.	Vanuatu
99.	Vietnam
100.	Yemen
101.	Zambia
102.	Zimbabwe

35

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Confidential

Appendix 6

Countries in the EVG-Quad Territory

1.     Afghanistan

2.     Angola

3.     Anguilla

4.     Antigua and Barbuda

5.     Armenia

6.     Bahamas

7.     Bangladesh

8.     Barbados

9.     Belize

10.	Benin
11.	Bhutan
12.	Bolivia
13.	British Virgin Islands
14.	Burkina Faso
15.	Burundi
16.	Cambodia
17.	Cameroon
18.	Cape Verde
19.	Central African Republic
20.	Chad
21.	Comoros
22.	Congo, Rep
23.	Congo, Dem. Rep. of the
24.	Côte d’Ivoire
25.	Cuba
26.	Djibouti
27.	Dominica
28.	Equatorial Guinea
29.	Eritrea
30.	Ethiopia
31.	Fiji Islands, Rep. of the
32.	Gabon
33.	Gambia
34.	Georgia
35.	Ghana
36.	Grenada
37.	Guatemala
38.	Guinea
39.	Guinea-Bissau
40.	Guyana
41.	Haiti
42.	Honduras
43.	India
44.	Jamaica
45.	Kenya
46.	Kiribati
47.	Kyrgyzstan
48.	Lao People’s Dem. Rep.
49.	Lesotho
50.	Liberia
51.	Madagascar
52.	Malawi
53.	Maldives
54.	Mali
55.	Mauritania
56.	Mauritius
57.	Moldova, Rep. of
58.	Mongolia
59.	Mozambique
60.	Myanmar
61.	Nauru
62.	Nepal
63.	Nicaragua
64.	Niger
65.	Nigeria
66.	Pakistan
67.	Palau
68.	Papua New Guinea
69.	Rwanda
70.	Saint Kitts and Nevis
71.	Saint Lucia
72.	Saint Vincent & the Grenadines
73.	Samoa
74.	São Tomé and Príncipe
75.	Senegal
76.	Seychelles
77.	Sierra Leone
78.	Solomon Islands
79.	Somalia
80.	South Africa
81.	Sudan
82.	Suriname
83.	Swaziland
84.	Syrian Arab Republic
85.	Tajikistan
86.	Tanzania, U. Rep. of
87.	Timor-Leste
88.	Togo
89.	Tonga
90.	Trinidad and Tobago
91.	Turks and Caicos
92.	Tuvalu
93.	Uganda
94.	Uzbekistan
95.	Vanuatu
96.	Vietnam
97.	Yemen
98.	Zambia
99.	Zimbabwe

36

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Appendix 7

Countries in the Semi-Exclusive Territory

1. Sri Lanka

2. Thailand

3. Botswana

4. Namibia

5. El Salvador

6. Ecuador

7. Indonesia

8. Kazakhstan

9. Turkmenistan

1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

ATTACHMENT B

AMENDED AND RESTATED NON-EXCLUSIVE LICENSE AGREEMENT (TEMPLATE)

This AMENDED AND RESTATED NON-EXCLUSIVE LICENSE AGREEMENT (the “Agreement”) is made as of July __, 2011 (the “Effective Date”) by and between Gilead Sciences, Inc. a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California 94404, USA (“Gilead”), and ________________________ a company registered under the laws of India, and having a registered office at _______________________________________________________, India (“Licensee”), and amends and restates in its entirety the License Agreement dated _________________ between Gilead and Licensee, as previously amended (the “TDF License Agreement”).

R E C I T A L S

WHEREAS, Gilead wishes to facilitate access to its antiviral agents to patients in the developing world to help satisfy unmet medical needs;

WHEREAS, to accomplish this goal, Gilead granted Licensee a non-exclusive license to manufacture Gilead’s proprietary agent TDF in India and sell such agent in India and elsewhere in the developing world pursuant to the TDF License Agreement;

WHEREAS, Gilead wishes to expand the scope of the TDF License Agreement to expand the licensed Territory and grant Licensee non-exclusive rights to Gilead’s proprietary agents elvitegravir and cobicistat, and including rights in Gilead’s proprietary fixed-dose single-tablet regimen referred to as the “Quad”, as specifically provided herein; and

WHEREAS, Licensee wishes to manufacture TDF, elvitegravir and cobicistat in India and sell products containing such agents in the Territory to help achieve the goal set forth above;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto mutually agree to amend and restate the TDF License Agreement in its entirety, as follows:

1.	Definitions

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir disoproxil fumarate (“TDF”); elvitegravir (“EVG”), and cobicistat (“COBI”).

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“Alternate Dosage” shall have the meaning set forth in Section 6.2(d).

“COBI Combination Product” shall mean a formulated and finished pharmaceutical product containing COBI in combination with any other active pharmaceutical ingredient other than EVG, including combinations containing COBI together with TDF provided such combination does not also contain EVG (in each case subject to the restrictions set forth in Section 2.4(c)(ii)), including any co-formulation, co-packaged product, bundled product, or other type of combination product. For clarity, the Quad is not a COBI Combination Product.

“COBI Product” shall mean a formulated and finished pharmaceutical product containing COBI as its sole active pharmaceutical ingredient.

“COBI Territory” shall mean those countries listed on Appendix 5.

“Combination Products” shall mean COBI Combination Products, EVG Combination Products, TDF Combination Products and the Quad.

“Confidential Information” shall have the meaning set forth in Section 11.1.

“Distributor” shall mean a third party wholesaler or distributor that is not a Gilead Distributor and that is operating under an agreement with Licensee for the distribution and sale of Product in the Territory.

“Emtricitabine Patents” shall have the meaning set forth in Section 7.6.

“EVG Combination Product” shall mean a formulated and finished pharmaceutical product containing EVG in combination with any other active pharmaceutical ingredient (in each case subject to the restrictions set forth in Section 2.4(c)(iii)), including any co-formulation, co-packaged product, bundled product, or other type of combination product, but not including the Quad.

“EVG Product” shall mean a formulated and finished pharmaceutical product containing EVG as its sole active pharmaceutical ingredient.

“EVG-Quad Territory” shall mean those countries listed on Appendix 6.

“FDA” shall mean the United States Food and Drug Administration, and any successor agency thereto.

“Field” shall mean the treatment and prophylaxis of HIV infection, provided, however, that (a) for Product containing TDF as its sole active pharmaceutical ingredient, the Field shall include the treatment and prophylaxis of Hepatitis B Virus infection, and

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(b) for Product containing EVG or COBI, the Field shall include any use that is consistent with the label approved by the FDA or applicable foreign regulatory authority for the use of such Product containing EVG or COBI.

“Gilead Distributor” shall mean any third party distributor that is operating under an agreement with Gilead for the distribution and sale of Gilead’s branded product in the Territory. Gilead will provide Licensee with a list, which may be updated by Gilead from time to time, of the identity of the Gilead Distributors and their licensed territories.

“Gilead Mark” shall have the meaning set forth in Section 2.5(b).

“Gilead Supplier” shall mean PharmaChem Technologies (Grand Bahama), Ltd.

“Improvements” shall have the meaning set forth in Section 2.3.

“Japan Tobacco” shall mean Japan Tobacco Inc., a Japanese corporation, and its affiliates.

“Japan Tobacco Agreement” shall mean the License Agreement between Gilead and Japan Tobacco dated March 22, 2005, as amended from time to time.

“JT Mark” shall have the meaning set forth in Section 2.5(b).

“Licensed API” shall mean API that is either (a) made by Licensee pursuant to the license grant in Section 2.1; or (b) acquired by Licensee from a Gilead Supplier or from a Licensed API Supplier on the terms and conditions set forth in Section 3.

“Licensed API Supplier” shall mean an entity (other than Licensee) that is licensed by Gilead to manufacture and sell API to third parties in the Field in India.

“Licensed Know-How” shall have the meaning set forth in Section 5.4.

“Licensed Product Supplier” shall mean an entity (other than Licensee) located in India that is licensed by Gilead to make, use, sell, have sold, offer for sale and export Product in the Field in the Territory.

“Licensed Technology” shall mean the Patents and the Licensed Know-How.

“Minimum Quality Standards” shall have the meaning set forth in Section 6.2(a).

“NCE Exclusivity” shall mean five years of marketing exclusivity granted by FDA pursuant to its authority under 21 U.S.C. §§ 355(c)(3)(E)(ii) and 355(j)(5)(F)(ii).

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“Net Sales” shall mean, with respect to a given calendar quarter, the total amount invoiced by Licensee for sales of Product in the Territory, less landed cost (including freight, insurance, packing, shipping and custom duty) of imported components, VAT/Indian excise tax, sales tax, packing for shipment and shipping costs actually incurred, to the extent consistent with Generally Accepted Accounting Principles as consistently applied across all products of Licensee. In no event shall the total deductions allowed exceed ten percent (10%) of the total amount invoiced by Licensee without Licensee providing Gilead with supporting documentation justifying such excess and obtaining Gilead’s written consent, not to be unreasonably withheld. Net Sales on Combination Products shall be calculated based on the portion of product Net Sales attributable to Licensed API, as set forth in Section 4.2.

“Patents” shall mean the patents described in Appendix 2 hereto and any other patents and patent applications (and resulting patents therefrom) (a) owned by Gilead during the term of this Agreement, or (b) exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement, in each case solely to the extent necessary for Licensee to practice the licenses granted in Section 2 hereof, and solely to the extent the claims in such patents and patent applications cover the manufacture, use or sale of API.

“Pediatric Formulation” shall have the meaning set forth in Section 6.2(e).

“Product” shall mean COBI Product, EVG Product, TDF Product, COBI Combination Product, EVG Combination Product, TDF Combination Product, and the Quad.

“Quad” or “the Quad” shall mean the finished pharmaceutical product containing TDF (300 mg), emtricitabine (200 mg), EVG and COBI (each at their dose concentration approved by the FDA or applicable regulatory authority) as its only active pharmaceutical ingredients, and that is manufactured and sold as a fixed-dose single-tablet regimen and not as a bundled or co-packaged product.

“Quarterly Report” shall have the meaning set forth in Section 4.3.

“Royalty Term” shall have the meaning set forth in Section 4.9.

“TDF Combination Product” shall mean a formulated and finished pharmaceutical product containing TDF in combination with any other active pharmaceutical ingredient other than EVG or COBI (in each case subject to the restrictions set forth in Section 2.4(c)(i)), including any co-formulation, co-packaged product, bundled product, or other type of combination product. For clarity, the Quad is not a TDF Combination Product.

“TDF Product” shall mean a formulated and finished pharmaceutical product containing TDF as its sole active pharmaceutical ingredient.

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“TDF Territory” shall mean those countries listed on Appendix 1.

“Territory” shall mean the TDF Territory, the COBI Territory and the EVG-Quad Territory.

“Third-Party Resellers” shall mean Licensed Product Suppliers, Distributors and Gilead Distributors.

2.	License Grants

2.1        API License. Subject to the terms and conditions of this Agreement, Gilead hereby grants to Licensee a royalty-free, non-exclusive, non-sublicensable, non-transferable license under the Licensed Technology to make, use, offer to sell and sell API in the Field and in India, solely for the purpose of offering to sell and selling API to Licensed Product Suppliers, or for Licensee’s own internal use. For clarity, the license granted in this Section 2.1 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TDF, EVG and COBI.

2.2        Product License. Subject to the terms and conditions of this Agreement, Gilead hereby grants to Licensee a royalty-bearing, non-exclusive, non-sublicensable (except as set forth in Section 2.4(b)), non-transferable license under the Licensed Technology solely to make, use, sell, have sold, offer for sale, export from India and import (i) TDF Product and TDF Combination Products in the Field in the TDF Territory, (ii) EVG Product, EVG Combination Products and the Quad in the Field in the EVG-Quad Territory, and (iii) COBI Products and COBI Combination Products in the Field and in the countries of the COBI Territory; provided that in each case such Products shall be made only from Licensed API.

For clarity, (a) the licenses granted in this Section 2.2 do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TDF, EVG and COBI, and (b) notwithstanding the foregoing, the licenses granted under this Section 2.2 shall not extend to any active pharmaceutical ingredient included within a Product other than TDF, EVG and COBI.

2.3        License Grant to Gilead. Licensee hereby grants to Gilead a nonexclusive, royalty-free, worldwide, sublicensable license to all improvements, methods, modifications and other know-how developed by or on behalf of Licensee and relating to API or a Product (“Improvements”), subject to the restrictions on further transfer of Licensee’s technology by Gilead as set forth in Section 5.2.

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2.4      Licensee Right to Sell Through Third Party Resellers.

(a)      Licensed Product Suppliers. Licensee agrees that it will not sell or offer to sell API to any entity other than to Licensed Product Suppliers in India that have been approved by Gilead in accordance with Section 2.4(e).

(b)      Product Sales. Licensee agrees that it will not sell, offer for sale, or assist third parties in selling Product except for the sale and offer for sale of (A) TDF Product and TDF Combination Product for use in the Field and in the countries of the TDF Territory, (B) COBI Product and COBI Combination Product for use in the Field and in the countries of the COBI Territory, and (C) EVG Product, EVG Combination Product and Quad for use in the Field and in the countries of the EVG-Quad Territory.

(i)      Licensee agrees that it will prohibit its Distributors from selling Product (A) to any other wholesaler or distributor, (B) outside the Territory for which Licensee is licensed for sale of such Product pursuant to Section 2.2, or (C) for any purpose outside the Field.

(ii)      Licensee agrees that it will not administer the Quad to humans, or sell the Quad until Gilead has obtained marketing approval for the Quad from the FDA. Licensee agrees that it will not administer EVG to humans, or sell Products containing EVG until Gilead has obtained marketing approval for EVG from the FDA. Licensee agrees that it will not administer COBI to humans, or sell Products containing COBI until Gilead has obtained marketing approval for COBI from the FDA. If Gilead obtains marketing approval from the FDA for the Quad prior to obtaining marketing approval for a product containing EVG or COBI as a single agent, then Licensee will be allowed to administer the Quad to humans, and sell the Quad, but will not (A) administer to humans or sell Combination Products containing EVG other than the Quad until Gilead has obtained marketing approval from the FDA for EVG, or (B) administer to humans or sell Combination Products containing COBI other than the Quad until Gilead has obtained marketing approval from the FDA for COBI.

(c)      Limitations on Product Combinations.

(i)      Licensee will be allowed to manufacture and sell TDF in combination with other active pharmaceutical ingredients in the TDF Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the TDF Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

(ii)       Licensee will be allowed to manufacture and sell COBI in combination with other active pharmaceutical ingredients in the COBI Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other

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active pharmaceutical ingredients in the applicable country in the COBI Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

(iii)      Licensee will be allowed to manufacture and sell EVG in combination with other active pharmaceutical ingredients in the EVG-Quad Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the EVG-Quad Territory, (B) such manufacture and sale is in accordance with the licenses granted herein, and (C) Licensee has obtained Gilead’s prior written consent for the manufacture or sale of such product containing EVG, such consent not to be unreasonably withheld. For clarity, the requirement for Gilead’s prior consent set forth in the preceding clause (C) shall not apply to the Quad.

(d)      Terms of Agreements with Third Party Resellers.

(i)      Gilead Distributors. Licensee may elect to sell finished Product in the Territory to any Gilead Distributor, provided, however, that (A) Licensee may only sell and offer for sale TDF Product and TDF Combination Product to Gilead Distributors to sell in the TDF Territory, and may not sell or offer for sale TDF Product or TDF Combination Product outside the TDF Territory, (B) Licensee may only sell and offer for sale COBI Product and COBI Combination Product to Gilead Distributors in the COBI Territory, and may not sell or offer for sale COBI Product or COBI Combination Product outside the COBI Territory, (C) Licensee may only sell and offer for sale EVG Product, EVG Combination Product and Quad to Gilead Distributors in the EVG-Quad Territory, and may not sell or offer for sale EVG Product, EVG Combination Product or Quad outside the EVG-Quad Territory, and (D) Licensee shall only sell to such Gilead Distributor those Products that are bioequivalent to the branded products Gilead has granted such Gilead Distributor the right to sell in such country of the applicable Territory. Licensee shall only allow such Gilead Distributor to sell such Product in the countries within the country of the applicable Territory for which such Gilead Distributor has the right to sell branded Gilead product. For example, Licensee shall not sell to a Gilead Distributor (X) a Product containing TDF, FTC and efavirenz, unless Gilead has granted such distributor the right to sell a branded product containing TDF, FTC and efavirenz in such country in the Territory, or (Y) a Product containing both TDF and 3TC.

(ii)      Other Third Party Resellers. Licensee shall require any such Third Party Reseller to agree, in a written agreement with Licensee, (i) to comply with the applicable terms of this Agreement; and (ii) to report to Licensee such information and allow Licensee to provide Gilead with the information described in Section 4.3 (and also to provide Japan Tobacco with such information to the extent it relates to EVG, EVG Product, EVG Combination Product or Quad). Gilead has the right to audit, on no less than thirty (30) days’ advance notice to Licensee, such records of Licensee solely to the extent necessary to verify such compliance. Gilead will bear the

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full cost of any such audit, and shall have the right to share the outcome of any such audit with Japan Tobacco to the extent such outcome relates to EVG, EVG Product, EVG Combination Product or Quad.

(e)      Gilead Approval of Third Party Reseller Agreements. Licensee shall not enter into any agreements with Third Party Resellers on terms inconsistent with this Agreement without obtaining Gilead’s prior written approval. If Licensee enters into an agreement with any Third Party Reseller, then Licensee shall notify Gilead in writing, and shall certify that its arrangement with such Third Party Reseller is consistent with the terms and conditions of this Agreement. Licensee shall provide Gilead with written copies of all agreements executed between Licensee and Third Party Resellers. Gilead shall have the right to review all such agreements to verify consistency with the terms and conditions of this Agreement. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, then Gilead shall have the right to require Licensee to terminate such agreement. To the extent any such agreements relate to EVG, EVG Product, EVG Combination Product, or Quad, Gilead shall also have the right to share such agreements with Japan Tobacco.

(f)      Termination of Third Party Agreements by Licensee. Licensee shall immediately terminate its agreement(s) with a Third-Party Reseller in the event that such Third Party Reseller engages in material activities that Licensee is prohibited from performing under this Agreement, or that are inconsistent with Licensee’s covenants under this Agreement, including without limitation the unauthorized use, sale or diversion by such Third Party Reseller of API or Product outside the Field or the applicable Territory, or upon Licensee first reasonably believing that such Third-Party Reseller has engaged in such activities.

(g)      Termination of Third Party Agreements by Gilead. Gilead may terminate the right of Licensee to sell Product to any Third-Party Reseller pursuant to this Section 2.4, if in Gilead’s reasonable belief the Third-Party Reseller is not acting in a way that is consistent with Licensee’s covenants under this Agreement, or if Licensee does not terminate Licensee’s agreement with such Third-Party Reseller under the circumstances described in Section 2.4(e) or Section2.4(f).

2.5      License Limitations.

(a)      Gilead Retained Rights. Licensee hereby acknowledges that Gilead retains all rights in API and Products except as otherwise provided in this Agreement, and that Gilead may license or otherwise convey to third parties its rights in API and Products as it wishes without obligation or other accounting to Licensee.

(b)      Gilead Marks. The licenses granted hereunder do not include any license or other right to use any Gilead trademark, trade name, logo or service mark (each, a “Gilead Mark”) or any word, logo or any expression that is similar to or

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alludes to any Gilead Mark, except as provided in Section 6.5. Licensee agrees not to use any Japan Tobacco trademark, trade name, logo or service mark (each, a “JT Mark”), or any word, logo or any expression that is similar to any JT Mark.

(c)      Sublicensed Technology. The licenses relating to EVG, EVG Product, EVG Combination Product and Quad granted to Licensee under this Agreement include sublicenses of intellectual property rights from Japan Tobacco, and remain subject to the terms and conditions of the Japan Tobacco Agreement. Gilead and Licensee shall not permit any action to be taken or event to occur, in each case to the extent within such party’s reasonable control, that would give Japan Tobacco the right to terminate the Japan Tobacco Agreement. If either party is notified or otherwise becomes aware that Licensee’s activities may constitute a material breach of the Japan Tobacco Agreement, it shall promptly notify the other party. The parties shall confer regarding an appropriate manner for curing any such alleged breach. Licensee shall cure such alleged breach as promptly as possible, and in any case within the time allotted under the Japan Tobacco Agreement. Gilead shall remain responsible for EVG Product, EVG Combination Product, and Quad royalties owed to Japan Tobacco pursuant to the Japan Tobacco Agreement.

(d)      No Other Licenses.

(i)      Licensee agrees that it shall not use any contract manufacturers without obtaining Gilead’s prior written consent, or grant any sublicenses hereunder.

(ii)      Except as expressly set forth in this Agreement, Gilead does not grant any license under any of its intellectual property rights (including, without limitation, Patents or rights to any proprietary compounds or drug substances other than API) to Licensee.

3.	Sourcing of API

3.1      Sourcing of API from API Suppliers. Licensee agrees that it shall not make, use or sell any Product that contains API other than API that is Licensed API. If Licensee wishes to manufacture Product using API made by either a Gilead Supplier or a Licensed API Supplier, then Licensee shall notify Gilead in writing, and shall certify that its arrangement with such Gilead Supplier or Licensed API Supplier, as applicable, is consistent with the terms and conditions of this Agreement. Licensee shall provide Gilead with written copies of all agreements between Licensee and such Gilead Supplier or Licensed API Supplier upon execution. To the extent any such agreements relate to EVG, Gilead shall have the right to share such agreements with Japan Tobacco. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, Gilead shall have the right to require Licensee to terminate such agreement with such Gilead Supplier or Licensed API Supplier.

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3.2      Gilead Assistance with Gilead Suppliers. Upon receipt of a notice described in Section 3.1 of Licensee’s intention to obtain Licensed API from a Gilead Supplier, Gilead shall use commercially reasonable efforts to assist Licensee in procuring supply of API from such Gilead Supplier. Gilead shall not be obligated to assist Licensee in procuring any supply of API from a Licensed API Supplier.

3.3      Conditions of Supply from Gilead Suppliers. Gilead shall be a party to any agreement between Licensee and a Gilead Supplier that provides for the supply of API to Licensee from such Gilead Supplier. Any such agreement between Gilead, Licensee and a Gilead Supplier shall include and be subject to the following conditions:

(a)      Gilead Supply Needs. Licensee shall not obtain API from the Gilead Supplier until Gilead has received confirmation in writing from the Gilead Supplier of its ability to continue to supply Gilead with Gilead’s forecasted requirements of API, as reflected in Gilead’s then-current twelve (12) month forecast for API provided to the Gilead Supplier.

(b)      Consistency with Agreement. The Gilead Supplier shall be permitted to supply API to Licensee only to the extent that any such supply does not (A) adversely affect its ability to meet Gilead’s forecasted requirements or (B) adversely affect the Gilead Supplier’s ability to supply Gilead’s requirements, whether or not such requirements are consistent with Gilead’s twelve (12) month forecast. Gilead shall have the right to terminate any such agreement if such supply adversely affects Gilead as set forth in this Section 3.3(b).

3.4      No Other Arrangements. Licensee agrees that it shall not enter into any agreements, nor amend any existing agreements, for the supply of intermediates or API the terms of which would be inconsistent with this Agreement without Gilead’s prior written approval as provided for in this Section 3.

3.5      Supply of other components. The obligations set forth in Sections 3.1, 3.2 and 3.3 with respect to Licensee’s supply of API shall not apply to active pharmaceutical ingredients other than API that Licensee may incorporate into Combination Products.

4.      Consideration/Payment Terms/Audit

4.1      Royalty. As consideration for the licenses granted in Section 2, Licensee shall pay Gilead the following royalties on Net Sales of Product in the Territory for the duration of the Royalty Term:

(a)      5% of TDF Product Net Sales in the TDF Territory.

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(b)      5% of the portion of TDF Combination Product Net Sales attributable to the TDF component of such TDF Combination Product in the TDF Territory as determined in accordance with Section 4.2.

(c)      5% of the portion of Quad Net Sales attributable to the TDF, EVG and COBI components of the Quad in the EVG-Quad Territory as determined in accordance with Section 4.2.

(d)      5% of EVG Product Net Sales in the EVG-Quad Territory.

(e)      5% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the EVG component of such EVG Combination Product in the EVG-Quad Territory as determined in accordance with Section 4.2. In addition, (i) to the extent any such EVG Combination Product also contains TDF, Licensee will also pay Gilead 5% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the TDF component of such EVG Combination Product in the EVG-Quad Territory as determined in accordance with Section 4.2, and (ii) to the extent any such EVG Combination Product also contains COBI, Licensee will also pay Gilead 5% of the portion of EVG Combination Product (other than the Quad) Net Sales attributable to the COBI component of such EVG Combination Product in the EVG-Quad Territory as determined in accordance with Section 4.2.

(f)      5% of COBI Product Net Sales in the COBI Territory.

(g)      5% of the portion of COBI Combination Product (other than the Quad) Net Sales attributable to the COBI component of such COBI Combination Product in the COBI Territory, as determined in accordance with Section 4.2. In addition, to the extent any such COBI Combination Product also contains TDF, Licensee will also pay Gilead 5% of the portion of COBI Combination Product (other than the Quad) Net Sales attributable to the TDF component of such COBI Combination Product in the COBI Territory, as determined in accordance with Section 4.2.

(h)      No royalties will be owed on Pediatric Formulations developed and sold by Licensee in accordance with Section 6.2(e).

(i)      No royalties will be owed on the emtricitabine component of any Combination Product.

(j)      No royalties will be owed on Licensee’s sale of API to other Licensed Product Suppliers, provided such Licensed Product Supplier has executed an agreement with Gilead requiring such Licensed Product Supplier to pay Gilead royalties on finished Product containing such API.

(k)      Royalties on sales of Product to Gilead Distributors will be based on Licensee’s invoice price to such Gilead Distributor.

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(l)      Royalties will only be owed once on each royalty-bearing API of a Combination Product. By means of example, if Licensee pays royalties on the Quad pursuant to Section 4.1(c), then Licensee will not also have to pay additional royalties on the TDF component for the sale of the Quad pursuant to Section 4.1(a) or 4.1(b), the EVG component pursuant to Section 4.1(d) or 4.1(e), or the COBI component pursuant to Section 4.1(f) or 4.1(g).

4.2      Adjustment for Combination Products. Solely for the purpose of calculating Net Sales of Combination Products, if Licensee sells Product in the form of a Combination Product containing any Licensed API and one or more other active pharmaceutical ingredients in a particular country, Net Sales of such Combination Product in such country for the purpose of determining the royalty due to Gilead pursuant to Section 4.1 will be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of such Product if sold separately in such country, and B is the total invoice price of the other active pharmaceutical ingredient(s) in the combination if sold separately in such country. If, on a country-by-country basis, such other active pharmaceutical ingredient or ingredients in the Combination Product are not sold separately in such country, but the Product component of the Combination Product is sold separately in such country, Net Sales for the purpose of determining royalties due to Gilead for the Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C, where A is the invoice price of such Product component if sold separately, and C is the invoice price of the Combination Product. If, on a country-by-country basis, such Product component is not sold separately in such country, Net Sales for the purposes of determining royalties due to Gilead for the Combination Product will be D/(D+E), where D is the fair market value of the portion of the Combination Products that contains the Product, and E is the fair market value of the portion of the Combination Products containing the other active pharmaceutical ingredient(s) or delivery device included in such Combination Product, as such fair market values are determined by mutual agreement of the Parties, which shall not be unreasonably withheld.

4.3      Reports. Within sixty (60) days after the end of each calendar quarter, Licensee shall (a) provide Gilead with a detailed report of amounts of API and Product produced, API and Product on stock, total invoiced sales, Net Sales, the deductions used to determine Net Sales, number of units of Product sold, each of which shall be reported on a Product-by-Product and country-by-country basis, adjustments for combination products (pursuant to Section 4.2) including calculations showing the Net Sales of the EVG component of any EVG Combination Product, total royalties owed for the calendar quarter, the countries to which the Product has been sent and in what quantities, the Third Party Resellers, if any, to which Licensee has provided Product and in what quantities, and Net Sales by each Third-Party Reseller, and, in the case of the sale of any API to third-party manufacturers of Product, the identity of such third parties and quantities of API sold to each such third party (the “Quarterly Report”); (b) provide Gilead with a written certification of the accuracy of the contents of the Quarterly Report, signed by an

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appropriate Licensee senior officer; and (c) pay royalties due to Gilead for the calendar quarter on a Product-by-Product and country-by-country basis. Licensee shall provide Quarterly Reports and Regulatory Reports to Gilead at the address listed below. Additionally, together with each Quarterly Report, Licensee shall provide Gilead with a Regulatory Report as set forth in Section 6.3. Licensee shall pay royalties to Gilead by wire transfer to the bank account indicated by Gilead from time to time. To the extent such Quarterly Reports relate to EVG, EVG Product, EVG Combination Product, or Quad, Gilead will have the right to share such Quarterly Reports with Japan Tobacco.

4.4      Payment Terms. Licensee shall make all payments to Gilead in US Dollars. With regard to sales in currencies other than US Dollars, conversion from local currency into US Dollars shall be at the rate of exchange of the local currency to the US Dollar on the day of payment as reported by the Reserve Bank of India.

4.5      Records. Licensee shall keep complete and accurate records of API and Product produced and sold in sufficient detail to enable Licensee to determine the amount of royalties due, the parties to whom Product or API was sold, and the countries in which sales occurred.

4.6      Audit. Gilead has the right to engage an independent public accountant to perform, on no less than thirty (30) days’ advance notice to Licensee, an audit, conducted in accordance with generally accepted auditing standards, of such books and records of Licensee that are deemed necessary by such public accountant to report amounts of API and Product produced, gross sales, Net Sales for the periods requested and accrued royalties. Gilead will bear the full cost of any such audit unless such audit discloses a difference of more than five percent (5%) from the amount of royalties due. In such case, Licensee shall promptly pay Gilead any underpayment and shall bear the full cost of such audit. To the extent relevant to EVG, EVG Product, EVG Combination Product, or Quad, Gilead will have the right to disclose such audit results to Japan Tobacco.

4.7      Interest. Any amount payable hereunder by Licensee, which is not paid on a timely basis, shall bear a pro rata monthly interest rate of one percent (1%) subject to any necessary approvals that may be required.

4.8      Taxes

(a)      Withholding Taxes. Licensee shall promptly pay the withholding tax for and on behalf of Gilead to the proper governmental authority and shall promptly furnish Gilead with the tax withholding certificate furnished by the Licensee. Licensee shall be entitled to deduct the withholding tax actually paid from such payment due Gilead. Each party agrees to assist the other party in claiming exemption from such withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

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(b)      Other Taxes. Except as provided in this Section 4.8, all taxes or duties in connection with payments made by Licensee shall be borne by Licensee.

4.9      Royalty Term. Royalty payments shall be paid to Gilead by Licensee on a Product-by-Product and country-by-country basis starting on the date of the first commercial sale of a Product in a country and continuing until the last to occur of the following:

(a)      the expiration of the last-to-expire Patent containing a valid claim covering the manufacture, use, import, offer for sale or sale of API or the Product in such country; or

(b)      the date of expiration of the last-to-expire Patent containing a valid claim covering the manufacture, use, import, offer for sale or sale of API or the Product in India (the “Royalty Term”).

5.	Intellectual Property

5.1      Maintenance of Patents. Gilead (or, where applicable, Japan Tobacco) shall not be obliged to maintain or enforce the Patents.

5.2      Reporting of Improvements. Licensee shall provide Gilead with an annual report, in writing and in reasonable detail that sets forth any Improvements, including any patent applications claiming Improvements. Licensee shall transfer to Gilead, upon request by Gilead and at Gilead’s expense, any know-how owned or controlled by Licensee relating to such Improvements. Any failure to report any such Improvements to Gilead in accordance with the terms of this Agreement shall constitute a breach of this Agreement and shall provide Gilead with the right to terminate this Agreement pursuant to Section 10.2. Gilead shall not transfer any Improvements obtained from Licensee to any third party, provided, however, that (a) Gilead may transfer Improvements to Gilead’s own affiliates and suppliers, provided such affiliates and suppliers utilize such Improvements solely for the benefit of Gilead and/or Japan Tobacco, and (b) Gilead may transfer Improvements relating to EVG, EVG Product, EVG Combination Product, or Quad to Japan Tobacco in accordance with the Japan Tobacco Agreement for use solely for the benefit of Japan Tobacco, including the transfer and use of such Improvements to Japan Tobacco’s suppliers for the benefit of Japan Tobacco.

5.3      Trademarks

(a)      Any Product offered for sale or sold shall have a different trade dress, including a distinct color, shape and trade name, than the comparable product sold by Gilead and, where applicable, the comparable product sold by Japan Tobacco. For clarity, Licensee’s non-performance of the obligations set forth in this Section

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5.3(a) shall constitute a material breach of Licensee’s material obligation under this Agreement.

(b)      Licensee shall provide to Gilead, prior to any regulatory submissions for any Product, or selling or offering for sale any Product, samples of the Product and any packaging, labeling information, or marketing materials (including, but not limited to, advertisement and promotional materials) to be used with the Product to permit Gilead to review and approve the Product and packaging as consistent with the requirements of Section 5.3(a). If Gilead reasonably objects to the trade dress or other aspects of the Product or product packaging based on the requirements of Section 5.3(a), the parties shall discuss in good faith the changes to be made to the Product or packaging to address Gilead’s concerns.

.

5.4      Technology Transfer. Licensee acknowledges that following execution of the TDF License Agreement Gilead provided to Licensee, and Licensee received, a one-time technology transfer of know-how relating to TDF and TDF Product. Promptly following Gilead’s receipt of marketing approval from the FDA (and on a Product-by-Product basis), Gilead shall make a one-time technology transfer of know-how (a) owned or controlled by Gilead as of the Effective Date, or (b) exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement, relating to the manufacture of EVG, COBI and the Quad to the extent and in the manner specified in Appendix 3 hereto (such TDF, EVG, COBI and Quad know-how, the “Licensed Know-How”). Such Licensed Know-How shall be sufficient to enable Licensee to manufacture TDF and TDF Product, EVG and COBI, EVG Product, COBI Product and Quad, at commercial-scale quantities. Gilead shall have no further obligation to transfer any other know-how to Licensee.

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6.	Manufacturing and Commercialization of Product

6.1      Promotion of Sales in the Territory. The parties hereto agree that an important purpose of this Agreement is to increase patient access to the Products licensed under this Agreement in the Territory. Except as otherwise provided in this Agreement, Licensee shall have the sole discretion to manage its own commercial strategy to promote and sell the Product in the Territory, provided, however, that Licensee shall not engage in activities that are inconsistent with the first sentence of this Section 6.1. By means of example and without limitation, Licensee agrees that Licensee shall not accept patient orders that Licensee does not have the capacity to fill, and shall not obtain API or Product without having the means, either directly or through the use of permitted third parties, to manufacture such API into Product and/or distribute such Product to patients within the Territory.

6.2      Manufacturing Requirements

(a)      Minimum Standards. Licensee agrees that it shall manufacture API and Product in a manner consistent with (i) the applicable Indian manufacturing standards; (ii) either World Health Organization (“WHO”) pre-qualification standards, standards of the European Medicines Agency (“EMA”), or United States Food and Drug Administration (“FDA”) tentative approval standards (“Minimum Quality Standards”); and (iii) on a country-by-country basis, any applicable national, regional or local standards as may be required by the specific country where Product is sold. Licensee shall apply for WHO pre-qualification or FDA conditional approval for (1) at least one TDF Product or TDF Combination Product no later than the first anniversary of the Effective Date, (2) at least one COBI Product or COBI Combination Product no later than the first anniversary of the FDA approval date for COBI (if COBI is approved), (3) at least one EVG Product or EVG Combination Product no later than the first anniversary of the FDA approval date for EVG (if EVG is approved), or (4) the Quad no later than the first anniversary of the FDA approval date for the Quad (if the Quad is approved).

(b)      Audit Right. Licensee hereby agrees to allow Gilead reasonable access to Licensee’s books and records, facilities and employees solely for the purpose and to the extent required for Gilead to audit Licensee’s compliance with the requirements of this Section 6.2. Gilead agrees to provide at least thirty (30) days prior notice of the proposed audit, and agrees that such audits shall not be conducted more than once a year unless circumstances outside the ordinary course of business warrant such an audit (such as an investigation or other government action). To the extent any such audit relates to EVG, EVG Product, EVG Combination Product, or Quad, Gilead will have the right to share reports from any such audit with Japan Tobacco.

(c)      Remedy for Failure. If Licensee fails at any time to meet the Minimum Quality Standards or has not received either WHO pre-qualification or FDA

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conditional approval, as applicable, by the second anniversary of the Effective Date, Gilead may elect, in its sole discretion and notwithstanding Section 10.2 or 10.3 hereof, to suspend the effectiveness of the licenses granted hereunder until such time Gilead has determined that Licensee has corrected any such failure to Gilead’s reasonable satisfaction. During any such suspension, Gilead and Licensee shall coordinate with each other to provide for the supply of API or Product, as appropriate, to ensure that end-user patient requirements are not disrupted as a result of such suspension.

(d)      Dose Requirements. All TDF Product and TDF Combination Product manufactured, used or sold by Licensee shall consist of a single dose concentration of 300 milligrams of TDF per dose. All EVG Product, COBI Product, EVG Combination Product, COBI Combination Product, and Quad manufactured, used or sold by Licensee shall consist of single dose concentrations of EVG and/or COBI that are the same as the dose concentration for such agent that has been approved by the FDA. Licensee agrees that it shall not manufacture or sell Products (including Combination Products) formulated at a single dose concentration other than those dose concentrations approved by the FDA for such agents (each an “Alternate Dosage”), without prior written consent from Gilead, provided, however, that in the case of TDF and COBI, Licensee may manufacture or sell TDF Product, TDF Combination Product, COBI Product, or COBI Combination Product consisting of an Alternate Dosage if such Alternate Dosage has been approved for use in the Field by the appropriate regulatory authority having jurisdiction over such Product. By means of example, dosage concentrations of TDF lower than 300 milligrams in tablet form will be allowed for pediatric administrations only if such lower dosage has been approved by the FDA or the appropriate foreign regulatory authority for such administration.

(e)      Pediatric Formulations. Licensee will have the right to develop a TDF Product, TDF Combination Product, EVG Product, EVG Combination Product, COBI Product or COBI Combination Product as either a liquid or dispersible tablet formulation for use in pediatric patients less than 12 years of age (each, a “Pediatric Formulation”), provided, however, that with respect to EVG Product and EVG Combination Product, Licensee agrees not to develop any such Pediatric Formulation without Gilead’s prior written consent, not to be unreasonably withheld. Licensee may seek regulatory approval for Pediatric Formulations anywhere in the Territory.

(i)      If Licensee is granted regulatory approval to market such Pediatric Formulation, then Licensee will use reasonable efforts to make such Pediatric Formulation available (A) if such Pediatric Formulation is a TDF Product or a TDF Combination Product, throughout the TDF Territory, (B) if such Pediatric Formulation is a COBI Product or a COBI Combination Product, throughout the COBI Territory, or (C) if such Pediatric Formulation is an EVG Product or EVG Combination Product, throughout the EVG-Quad Territory (for purposes of this Section 6.2(e), “Licensee’s Applicable Territory”). Gilead would agree to waive any royalty Gilead otherwise would be entitled to receive for sale of such Pediatric Formulation pursuant to Section

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4.1, provided such Pediatric Formulation is sold for use in pediatric populations under age 12 and not in adult populations.

(ii)      Licensee will further agree either to license such Pediatric Formulation to Gilead or to other Licensed Product Suppliers or to manufacture and supply such Pediatric Formulation to one or more Gilead Distributors for sale (a) in territories that either are outside the scope of Licensee’s Applicable Territory but within the scope of the licensed territory of such designated Licensed Product Supplier or Gilead Distributor, or (b) in territories that are within Licensee’s Applicable Territory but in which Licensee is not able to make such Pediatric Formulation available. Licensee will be entitled to receive compensation for any such license or sale of such Pediatric Formulation to Gilead, a Licensed Product Supplier or Gilead Distributor that would be commensurate with (and not in excess of) the compensation Licensee would receive if Licensee itself sold such Pediatric Formulation in Licensee’s Applicable Territory.

(iii)      If Gilead, in its sole discretion, is interested in pursuing the regulatory approval or marketing of such Pediatric Formulation in countries outside Licensee’s Applicable Territory, or in facilitating access to such Pediatric Formulation to countries within Licensee’s Applicable Territory where Licensee has not made such Pediatric Formulation available, then Gilead and Licensee will negotiate a separate agreement relating to such Pediatric Formulation, with such agreement including appropriate compensation for Licensee for such Pediatric Formulation. Gilead shall have the right to sublicense such Pediatric Formulation to Japan Tobacco for use in Japan in accordance with the Japan Tobacco Agreement.

6.3      Regulatory Filings and Inspections. Except as provided otherwise herein, Licensee shall be responsible for obtaining and maintaining all applicable regulatory or other approvals or authorizations to carry out its activities under this Agreement and shall provide Gilead with a quarterly written report setting forth (a) a list of countries within the Territory for which such regulatory approvals or authorization have been obtained for any Product and (b) a description of activities performed by Licensee, its designee or, to its knowledge any other third party, with respect to the filing, obtaining or maintaining of such regulatory approvals or authorizations within the Territory for any Product (each such report, a “Regulatory Report”). Gilead may, in its discretion, elect to file for regulatory or other approval or authorization to make and sell API and Product anywhere in the Territory. Upon either party’s request, the other party shall provide non-proprietary data that the other party perceives is reasonably necessary to obtain any such approvals, authorizations, permits or licenses. Licensee shall obtain, have and maintain all required registrations for its manufacturing facilities. Licensee shall allow appropriate regulatory authorities to inspect such facilities to the extent required by applicable law, rule or regulation. Gilead agrees to provide Licensee with NCE Exclusivity or other regulatory exclusivity waivers as may be required by the applicable regulatory authorities in order to manufacture or sell Product in the Territory, provided such manufacture and sale by Licensee is compliant with the terms and conditions of this Agreement. Licensee

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agrees not to pursue or obtain regulatory exclusivity on any Product in any country within the Territory.

6.4      Marketing Materials. Any marketing materials (including, but not limited to, advertisement and promotional materials) used by Licensee and its Third-Party Resellers shall not contain any misstatements of fact, shall be fully compliant with the applicable laws, rules and regulations, and shall be distinct from, and not cause any confusion with, any marketing materials or Products used or sold by Gilead, or any marketing materials or products sold by Japan Tobacco. Any statements made in such marketing materials regarding Gilead, including without limitation statements made in reference to Licensee’s collaboration with Gilead, require Gilead’s prior written approval.

6.5      Product Labeling. The labeling of all Products sold or offered for sale under this Agreement shall expressly state that the Product is manufactured under a license from Gilead.

7.	Representations, Warranties and Covenants

7.1      Ability to Perform. Licensee and Gilead each represent and warrant that

(a)      they are duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation and have full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)      this Agreement has been duly executed and delivered, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; and

(c)      the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party

7.2      Diversion of Product and Technology. Licensee covenants and agrees that it shall not: (i) divert or allow the diversion of API, or any intermediates or other chemical entities generated during the process of manufacturing API, outside of India, (ii) divert or allow the diversion of TDF Product or TDF Combination Product outside the TDF Territory, (iii) divert or allow the diversion of COBI Product or COBI Combination Product outside the COBI Territory, (iv) divert or allow the diversion of EVG Product, EVG Combination Product or Quad outside the EVG-Quad Territory, (v) divert or allow the diversion of Licensed Technology to any third party, except as expressly permitted

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under this Agreement, or (vi) assist or support, directly or indirectly, any third party in the conduct of the activities described in clauses (i) - (v).

7.3      Access Promotion. Licensee covenants and agrees that it shall not engage in activities that are contrary to the goal of promoting patient access to Product to satisfy unmet medical needs within the Territory.

7.4      Law Compliance

(a)      General. Licensee covenants and agrees that it shall perform all activities under this Agreement in accordance with all applicable laws and regulations, including, without limitation, with respect to recalls, safety and reporting requirements and shall obtain, have and maintain all necessary regulatory approvals (including in India), marketing authorizations, permits and licenses, at Licensee’s expense for the manufacture and sale of the API and/or Product and any other Licensee activities contemplated hereby.

(b)      FCPA and UK Bribery Act. Licensee covenants and agrees that it shall provide to Gilead on the Effective Date and within thirty (30) days after the beginning of each calendar year thereafter, certification in writing by Licensee of Licensee’s compliance with the United States Foreign Corrupt Practices Act of 1977 and with the UK Bribery Act of 2010.

(c)      Conflicts. Neither party shall be required to take any action or perform any obligation under this Agreement to the extent that such action or obligation is in direct conflict with any applicable law, rule or regulation, provided, however, that both Licensee and Gilead are in agreement regarding (i) the requirements of such law, rule or regulation, and (ii) the affect that such law, rule or regulation has on such action or obligation required under this Agreement.

7.5      Patent Infringement. Licensee covenants and agrees that it shall not infringe the Patents outside the scope of the licenses granted to it pursuant to Section 2, and shall not infringe the Emtricitabine Patents outside the scope of the covenant not to sue set forth in Section 7.6.

7.6      Covenant Concerning Certain Gilead Patents. Gilead covenants and agrees that it shall not, at any time during the term of this Agreement, bring any claim or proceeding of any kind or nature against Licensee in relation to any of the pending and issued patents identified in Appendix 4 hereto (the “Emtricitabine Patents”) to the extent that Licensee decides to make, use, sell, have sold and export any Product in the Territory that may infringe any claims covering the manufacture, use and sale of emtricitabine contained in such Emtricitabine Patents.

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7.7      EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, GILEAD DOES NOT GIVE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT IN THE TERRITORY. Gilead also does not give any warranty, express or implied, with regard to the safety or efficacy of API or the Product and it shall be the sole responsibility of the Licensee to ensure such safety or efficacy.

8.	Liability and Indemnity

(a)      Licensee Indemnity. Licensee shall jointly and severally indemnify, hold harmless and defend Gilead, and its subsidiaries, licensors, directors, officers, employees and agents (together, the “Gilead Indemnitees”), from and against any and all losses, damages, expenses, cost of defense (including, without limitation, attorneys’ fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts a Gilead Indemnitee becomes legally obligated to pay because of any claim against it (i) arising out of any breach by Licensee of the terms and conditions of this Agreement, or (ii) for any product liability, liability for death, illness, personal injury or improper business practice, or any other statutory liability or any other liability under any law or regulation, to the extent that such claim or claims are due to reasons caused by or on behalf of Licensee related to API or Product (including, without limitation, their manufacture, use or sale). The indemnification obligations of Licensee stated in this Section 8(a) shall apply only in the event that Gilead provides Licensee with prompt written notice of such claims, grants Licensee the right to control the defense or negotiation of settlement, and makes available all reasonable assistance in defending the claims. Licensee shall not agree to any final settlement or compromise with respect to any such claim that adversely affects Gilead without obtaining Gilead’s consent.

(b)      Product Liability. Licensee shall be solely responsible in respect of any product liability or any other statutory liability under any regulation, in respect of API or the Product.

(c)      Gilead Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT SHALL GILEAD BE LIABLE TO LICENSEE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF BUSINESS OR PROFITS) RELATED TO THIS AGREEMENT, AND SHALL NOT HAVE ANY RESPONSIBILITIES OR LIABILITIES WHATSOEVER WITH RESPECT TO API OR PRODUCT, EVEN IF, IN ANY SUCH CASE, ADVISED OF THE POSSIBILITY OF SUCH CLAIMS OR DEMANDS, REGARDLESS OF THE FORM OF ACTION OR LEGAL THEORY WHETHER UNDER CONTRACT LAW, TORT LAW

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(INCLUDING WITHOUT LIMITATION NEGLIGENCE), STRICT LIABILITY, STATUTE, WARRANTY OR OTHERWISE.

9.	Insurance

Within thirty (30) days prior to the first commercial launch by Licensee of a Product, and each year thereafter for so long as this Agreement is in effect, Licensee shall provide to Gilead certificates of insurance by insurers acceptable to Gilead evidencing comprehensive general liability coverage, including products liability, with a combined limit of no less than one million dollars ($1,000,000.00) for bodily injury, including personal injury, and property damage. Gilead shall have the right to provide any such certificate to Japan Tobacco. Licensee shall not cancel any such policy without at least sixty (60) days prior written notice to Gilead, and agrees that such policy shall be maintained (or have an extended reporting period) of at least seven (7) years after the termination of this Agreement.

10.	Term and Termination

10.1      Term. This Agreement shall enter into force upon the Effective Date and, unless earlier terminated as provided herein, shall continue until the expiration of the Royalty Term. Upon expiration of the Royalty Term (but not the earlier termination therof), and with respect to a particular Product in a particular country in the Territory, subject to the terms and conditions herein with respect to such Product and such country, the license and sublicense granted in Article 2 to Licensee shall become a perpetual, irrevocable, fully paid-up, royalty free license under the Licensed Know-How to develop, make, have made, use, sell, have sold, offer for sale, import and distribute such Product in the Field in such country.

10.2      Termination for Breach. A party (“non-breaching party”) shall have the right to terminate this Agreement in the event the other party (“breaching party”) is in material breach of any of its material obligations under this Agreement. The non-breaching party shall provide written notice to the breaching party. The breaching party shall have a period of thirty (30) days after such written notice is provided to cure such breach. If such breach is not cured within the thirty day period, this Agreement shall effectively terminate.

10.3      Gilead Right to Terminate

(a)      Gilead shall have the right to terminate this Agreement and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 (whether or not such event constitutes a right of termination pursuant to Section 10.2), immediately if in the reasonable opinion of Gilead, control (through ownership or otherwise) of Licensee changes.

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(b)      Gilead shall have the right to terminate this Agreement and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 or the covenant contained in Section 7.6 (whether or not such event constitutes a right of termination pursuant to Section 10.2), if:

(i)      Gilead reasonably determines that a material quantity of API or Product made and/or sold by Licensee has been diverted to countries outside the Territory, whether or not by any fault or action or inaction of Licensee;

(ii)      Gilead reasonably determines that, due to material deficiencies in Licensee’s compliance, or repeated failure to comply, with the Minimum Quality Standards, Licensee is unable to reliably and consistently manufacture API or Product in accordance with the Minimum Quality Standards;

(iii)      Gilead reasonably determines that Licensee has obtained material quantities of API from sources outside the Territory, or in ways that are inconsistent with the terms and conditions of Section 3; or

(iv)      Gilead’s rights to EVG terminate due to the termination of the Japan Tobacco Agreement, provided, however, that in such event, such termination would only apply on a Product-by-Product basis and with respect to Products containing EVG that are subject to the sublicense granted by Gilead under the Japan Tobacco Agreement.

Gilead shall give Licensee written notice of any such event and provide Licensee with a period of thirty (30) days after such notice to demonstrate that the conditions giving rise to Gilead’s determination no longer exist to Gilead’s reasonable satisfaction. If Licensee is unable to do so, this Agreement shall be terminated effective upon the thirtieth (30th) day following such notice.

10.4      Licensee Right to Terminate Agreement. Licensee shall have the right to terminate this Agreement in its entirety upon thirty (30) days prior written notice to Gilead.

10.5      Licensee Right to Terminate License on an API Basis. Licensee shall have the right at its sole discretion, to terminate the licenses granted under Article 2 with respect to any particular API at any time by notifying Gilead in writing. Any such written notice shall expressly identify the API or APIs for which Licensee desires to terminate its license from Gilead (each, a “Terminated API”). Any such termination shall become effective immediately upon receipt of such written notice by Gilead (the “API Termination Date”). In the event of any such termination, and with respect to any such Terminated API, and in each case subject to Section 10.8, the following terms shall apply as of the API Termination Date.

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(a)      All licenses granted by Gilead under this Agreement with respect to such Terminated API, and any other rights granted by Gilead with respect to such Terminated API, including without limitation Gilead’s obligation to conduct a technology transfer with respect to such API pursuant to Section 5.4, shall terminate and all Sections of this Agreement shall be interpreted to exclude such Terminated API therefrom (including with respect to rights granted to Gilead pursuant to Sections 5.2 and 6.2(e)(iii)).

(b)      All licenses granted by Gilead under this Agreement with respect to any product containing such Terminated API (each, a “Terminated Product”), and any other rights granted by Gilead with respect to such Terminated Product, shall terminate and all Sections of this Agreement shall be interpreted to exclude such Terminated Product therefrom (including with respect to rights granted to Gilead pursuant to Sections 5.2 and 6.2(e)(iii)). For the avoidance of doubt (i) any termination by Licensee of its license to TDF pursuant to this Section 10.5 shall in turn terminate the license and rights granted to Licensee hereunder with respect to TDF Product and TDF Combination Product, and the Quad; (ii) any termination by Licensee of its license to COBI pursuant to this Section 10.5 shall in turn terminate the license and rights granted to Licensee hereunder with respect to COBI Product, COBI Combination Product, and the Quad; and (iii) any termination by Licensee of its license to EVG pursuant to this Section 10.5 shall in turn terminate the license and rights granted to Licensee hereunder with respect to EVG Product, EVG Combination Product, and the Quad.

(c)      For the avoidance of doubt, Licensee will have no obligation to pay Gilead any royalties on Net Sales generated from such Terminated Product after the API Termination Date.

Termination of any license with respect to any API under this Section 10.5 shall not relieve Licensee of any obligation accruing on or prior to the API Termination Date therefor, including the obligation to pay royalties pursuant to Article 4 on Net Sales of any Product sold prior to the API Termination Date. Upon termination of all API licensed to Licensee under this Agreement, this Agreement shall be deemed terminated in its entirety pursuant to Section 10.4. Nothing set forth in this Section 10.5 shall be deemed a waiver by Gilead to enforce any Patent or any other intellectual property right owned or controlled by Gilead against Licensee for any activities Licensee may undertake with respect to any Terminated API or Terminated Product after any such API Termination Date.

10.6      Insolvency. In the event that Licensee becomes insolvent, makes an assignment to the benefit of creditors, or has a petition in bankruptcy filed for or against it, Gilead shall have the right to treat such event as a material breach.

10.7      Waiver. The waiver by either party of any breach of any term or condition of this Agreement shall not be deemed a waiver as to any subsequent or similar breach.

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10.8      Survival. Sections 2.3, 2.5(b), 4.5, 5.2, 5.3(a), 6.2(e)(iii), 7.7, 8, 9, 10.1, 10.8, 11 and 12 shall survive (a) termination or expiry of this Agreement or (b) in the event Licensee terminates its license with respect to any API as provided in Section 10.5, the API Termination Date with respect to such Terminated API and Terminated Product; provided, however, that in the event of such a termination pursuant to this clause 10.8(b), (i) Sections 5.2 and 6.2(e)(iii) shall not survive with respect to such Terminated API or Terminated Product and (ii) Section 2.3 shall survive solely with respect to those Improvements relating to such Terminated API or Terminated Product first developed by Licensee prior to the API Termination Date therefor.

11.	Confidentiality and Publications

11.1      Confidential Information. All technology and know-how disclosed by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) hereunder (“Confidential Information”) shall be used solely and exclusively by Receiving Party in a manner consistent with the licenses granted hereunder and the purposes of this Agreement as stated in the preamble and recitals hereto; maintained in confidence by the Receiving Party; and shall not be disclosed to any non-party or used for any purpose except to exercise its rights and perform its obligations under this Agreement without the prior written consent of the Disclosing Party, except to the extent that the Receiving Party can demonstrate by competent written evidence that such information: (a) is known by the Receiving Party at the time of its receipt and, not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records; (b) is in the public domain other than as a result of any breach of this Agreement by the Receiving Party; (c) is subsequently disclosed to the Receiving Party on a non-confidential basis by a third party who may lawfully do so; or (d) is independently discovered or developed by the Receiving Party without the use of Confidential Information provided by the Disclosing Party, as documented by the Receiving Party’s business records. Within thirty (30) days after any expiration or termination of this Agreement, Receiving Party shall destroy (and certify to the Disclosing Party such destruction) or return all Confidential Information provided by the Disclosing Party except as otherwise set forth in this Agreement. One (1) copy of the Confidential Information may be retained in the Receiving Party’s files solely for archival purposes as a means of determining any continuing or surviving obligations under this Agreement. The confidential obligations under this Agreement shall survive this Agreement for a period of five (5) years. To the extent Gilead receives any Confidential Information from Licensee relating to EVG, EVG Product, EVG Combination Product or Quad, Gilead will have the right to disclose such Confidential Information to Japan Tobacco, provided such disclosure remains subject to the obligations of confidentiality and non-disclosure set forth in the Japan Tobacco Agreement.

11.2      Press Release. Each party may disclose to third parties or make public statements, by press release or otherwise, regarding the existence of this Agreement, the

26

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended identity of the parties, the terms, conditions and subject matter of this Agreement, or otherwise in reference to this Agreement, provided such disclosures or statements are accurate and complete with respect to the subject matter thereof and the information disclosed therein.

11.3      Use of Name. Except as provided for under Section 11.2, neither party shall use the other party’s name, logo or trademarks for any purpose including without limitation publicity or advertising, except with the prior written consent of the other party. Licensee agrees not to use Japan Tobacco’s name, logo or trademarks for any purpose except with the prior written consent of Japan Tobacco.

12.	Miscellaneous

12.1      Agency. Neither party is, nor will be deemed to be, an employee, agent or representative of the other party for any purpose. Each party is an independent contractor, not an employee or partner of the other party. Neither party shall have the authority to speak for, represent or obligate the other party in any way without prior written authority from the other party.

12.2      Entire Understanding. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the parties relating to the subject matter hereof. Gilead and Licensee hereby expressly agree that this Agreement amends and restates in its entirety the TDF License Agreement as of the Effective Date.

12.3      Severability. The parties hereby expressly state that it is not their intention to violate any applicable rule, law or regulation. If any of the provisions of this Agreement are held to be void or unenforceable with regard to any particular country by a court of competent jurisdiction, then, to the extent possible, such void or unenforceable provision shall be replaced by a valid and enforceable provision which will achieve as far as possible the economic business intentions of the Parties. The provisions held to be void or unenforceable shall remain, however, in full force and effect with regard to all other countries. All other provisions of this Agreement shall remain in full force and effect.

12.4      Notices

(a)      Any notice or other communication to be given under this Agreement, unless otherwise specified, shall be in writing and shall be deemed to have been provided when delivered to the addressee at the address listed below (i) on the date of delivery if delivered in person or (ii) three days after mailing by registered or certified mail, postage paid:

27

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

In the case of Gilead:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attention: General Counsel

Facsimile: (650) 522-5537

In the case of Licensee:

[Insert Address]

Attention:

Facsimile:

(b)      Either party may change its address for communications by a notice in writing to the other party in accordance with this Section 12.4.

12.5      Governing Law. This Agreement is made in accordance with and shall be governed and construed under the laws of England, without regard to its choice of law principles.

12.6      Arbitration

(a)      All disputes arising out of or in connection with the present Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators.

(b)      Each party shall nominate one arbitrator. Should the claimant fail to appoint an arbitrator in the Request for Arbitration within thirty (30) days of being requested to do so, or if the respondent should fail to appoint an arbitrator in its Answer to the Request for Arbitration within thirty (30) days of being requested to do so, the other party shall request the ICC Court to make such appointment.

(c)      The arbitrators nominated by the parties shall, within thirty (30) days from the appointment of the arbitrator nominated in the Answer to the Request for Arbitration, and after consultation with the parties, agree and appoint a third arbitrator, who will act as a chairman of the Arbitral Tribunal. Should such procedure not result in an appointment within the thirty (30) day time limit, either party shall be free to request the ICC Court to appoint the third arbitrator.

(d)      London, England shall be the seat of the arbitration.

(e)      The language of the arbitration shall be English. Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with an English translation.

28

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

(f)      This arbitration agreement does not preclude either party seeking conservatory or interim measures from any court of competent jurisdiction including, without limitation, the courts having jurisdiction by reason of either party’s domicile. Conservatory or interim measures sought by either party in any one or more jurisdictions shall not preclude the Arbitral Tribunal granting conservatory or interim measures. Conservatory or interim measures sought by either party before the Arbitral Tribunal shall not preclude any court of competent jurisdiction granting conservatory or interim measures.

(g)      In the event that any issue shall arise which is not clearly provided for in this arbitration agreement the matter shall be resolved in accordance with the ICC Arbitration Rules.

12.7      Assignment. Gilead is entitled to transfer and assign this Agreement and the rights and obligations under this Agreement on prior notice to Licensee. Licensee is not entitled to transfer or assign this Agreement or the rights and obligations under this Agreement.

12.8      Amendment. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by both parties.

[signatures appear on following page]

29

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Non-Exclusive License Agreement as of the Effective Date.

GILEAD:

Gilead Sciences, Inc.

By
Name: Title:

LICENSEE:

[Licensee]

By
Name: Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Appendix 1

Countries in the TDF Territory

112.	Afghanistan
113.	Angola
114.	Anguilla
115.	Antigua and Barbuda
116.	Armenia
117.	Aruba
118.	Bahamas
119.	Bangladesh
120.	Barbados
121.	Belize
122.	Benin
123.	Bhutan
124.	Bolivia
125.	Botswana
126.	British Virgin Islands
127.	Burkina Faso
128.	Burundi
129.	Cambodia
130.	Cameroon
131.	Cape Verde
132.	Central African Republic
133.	Chad
134.	Comoros
135.	Congo, Rep
136.	Congo, Dem. Rep. of the
137.	Côte d’Ivoire
138.	Cuba
139.	Djibouti
140.	Dominica
141.	Dominican Republic
142.	Ecuador
143.	El Salvador
144.	Equatorial Guinea
145.	Eritrea
146.	Ethiopia
147.	Fiji Islands
148.	Gabon
149.	Gambia
150.	Georgia
151.	Ghana
152.	Grenada
153.	Guatemala
154.	Guinea
155.	Guinea-Bissau
156.	Guyana
157.	Haiti
158.	Honduras
159.	India
160.	Indonesia
161.	Jamaica
162.	Kazakhstan
163.	Kenya
164.	Kiribati
165.	Kyrgyzstan
166.	Lao, People’s Dem. Rep.
167.	Lesotho
168.	Liberia
169.	Madagascar
170.	Malawi
171.	Maldives
172.	Mali
173.	Mauritania
174.	Mauritius
175.	Moldova, Rep. of
176.	Mongolia
177.	Montserrat
178.	Mozambique
179.	Myanmar
180.	Namibia
181.	Nauru
182.	Nepal
183.	Nicaragua
184.	Niger
185.	Nigeria
186.	Pakistan
187.	Palau
188.	Papua NewGuinea
189.	Rwanda
190.	Saint Kitts and Nevis
191.	Saint Lucia
192.	Saint Vincent & the Grenadines
193.	Samoa
194.	São Tomé and Príncipe
195.	Senegal
196.	Seychelles
197.	Sierra Leone
198.	Solomon Islands
199.	Somalia
200.	South Africa
201.	Sri Lanka
202.	Sudan
203.	Surinam
204.	Swaziland
205.	Syrian Arab Republic
206.	Tajikistan
207.	Tanzania, U. Rep. of
208.	Thailand
209.	Timor-Leste
210.	Togo
211.	Tonga
212.	Trinidad and Tobago
213.	Turkmenistan
214.	Turks and Caicos
215.	Tuvalu
216.	Uganda
217.	Uzbekistan
218.	Vanuatu
219.	Vietnam
220.	Yemen
221.	Zambia
222.	Zimbabwe

31

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Appendix 2

1. TDF Patents

Gilead either owns or has exclusive rights to the TDF Patents.

2. EVG Patents

TITLE: 4-OXOQUINOLINE COMPOUNDS AND UTILIZATION THEREOF AS HIV INTEGRASE INHIBITORS

Country	Filing Date	Serial Number	Patent Number	Grant Date
Bolivia	18-Nov-2003	SP-230265
India	20-Nov-2003	01316/CHENP/2004	245833	3-Feb-2011
Nigeria	19-Nov-2003	424/2003	RP.15779	20-Oct-2004
South Africa	20-Nov-2003	2004/4537	2004/4537	31-Aug-2005
Viet Nam	20-Nov-2003	1-2004-00605

TITLE: STABLE CRYSTAL OF 4-OXOQUINOLINE COMPOUND

Country	Filing Date	Serial Number	Patent Number	Grant Date
Bolivia	19-May-2005	SP-250121
India	19-May-2005	357/CHENP/2010
South Africa	19-May-2005	2006/10647	2006/10647	25-Jun-2008

TITLE: METHOD FOR PRODUCING 4-OXOQUINOLINE COMPOUND

Country	Filing Date	Serial Number	Patent Number	Grant Date
African Regional Industrial Property Organization (ARIPO)	6-Mar-2007	AP/P/2008/004621
Eurasian Patent Organization (EAPO)	6-Mar-2007	200870321
India	6-Mar-2007	5341/CHENP/2008
African Union Territories (OAPI)	6-Mar-2007	1200800317	14280	31-Mar-2009
South Africa	6-Mar-2007	2008/07547	2008/07547	25-Nov-2009
Viet Nam	6-Mar-2007	1-2008-02431

TITLE: PROCESS FOR PROUDCTION OF 4-OXOQUINOLINE COMPOUND

Country	Filing Date	Serial Number	Patent Number	Grant Date
India	6-Mar-2007	5344/CHENP/2008

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Confidential

TITLE: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS (I)

Country	Filing Date	Serial Number	Patent Number	Grant Date
African Regional Industrial Property Organization (ARIPO)	11-Sep-2007	AP/P/2009/004831
Eurasian Patent Organization (EAPO)	11-Sep-2007	200900441
India	11-Sep-2007	1808/DELNP/2009
African Union Territories (OAPI)	11-Sep-2007	1200900070
Viet Nam	11-Sep-2007	1-2009-00636
South Africa	11-Sep-2007	2009/01576

TITLE: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS (II)

Country	Filing Date	Serial Number	Patent Number	Grant Date
African Regional Industrial Property Organization (ARIPO)	11-Sep-2008	AP/P/2010/005187
Eurasian Patent Organization (EAPO)	11-Sep-2008	201070256
India	11-Sep-2008	1615/DELNP/2010
African Union Territories (OAPI)	11-Sep-2008	1201000093
Viet Nam	11-Sep-2008	1-2009-00636
South Africa	11-Sep-2008	1-2010-00483

For purposes of this Appendix 2, references to “OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.1 and 2.2 of this Agreement.

3. COBI Patents

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Confidential

Gilead either owns or has exclusive rights to the COBI Patents.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Confidential

Appendix 3

Terms for Technology Transfer

Gilead shall provide Licensee with the following information to fully enable Licensee to manufacture TDF, EVG, COBI, TDF Product, EVG Product, COBI Product and Quad at commercial-scale quantities and in compliance with Gilead’s required quality specifications:

5.	Manufacturing process descriptions, specifications and methods;

6.	Stability data;

7.	Analytical method validation; and

8.	Discussion of impurities.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Confidential

Appendix 4

Emtricitabine Patents

Gilead either owns or has exclusive rights to the Emtricitabine Patents.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Confidential

Appendix 5

Countries in the COBI Territory

1.	Afghanistan
2.	Angola
3.	Anguilla
4.	Antigua and Barbuda
5.	Armenia
6.	Aruba
7.	Bahamas
8.	Bangladesh
9.	Barbados
10.	Belize
11.	Benin
12.	Bhutan
13.	Bolivia
14.	British Virgin Islands
15.	Burkina Faso
16.	Burundi
17.	Cambodia
18.	Cameroon
19.	Cape Verde
20.	Central African Republic
21.	Chad
22.	Comoros
23.	Congo, Rep
24.	Congo, Dem. Rep. of the
25.	Côte d’Ivoire
26.	Cuba
27.	Djibouti
28.	Dominica
29.	Dominican Republic
30.	Equatorial Guinea
31.	Eritrea
32.	Ethiopia
33.	Fiji Islands, Rep. of the
34.	Gabon
35.	Gambia
36.	Georgia
37.	Ghana
38.	Grenada
39.	Guatemala
40.	Guinea
41.	Guinea-Bissau
42.	Guyana
43.	Haiti
44.	Honduras
45.	India
46.	Jamaica
47.	Kenya
48.	Kiribati
49.	Kyrgyzstan
50.	Lao People’s Dem. Rep.
51.	Lesotho
52.	Liberia
53.	Madagascar
54.	Malawi
55.	Maldives
56.	Mali
57.	Mauritania
58.	Mauritius
59.	Moldova, Rep. of
60.	Mongolia
61.	Montserrat
62.	Mozambique
63.	Myanmar
64.	Nauru
65.	Nepal
66.	Nicaragua
67.	Niger
68.	Nigeria
69.	Pakistan
70.	Palau
71.	Papua New Guinea
72.	Rwanda
73.	Saint Kitts and Nevis
74.	Saint Lucia
75.	Saint Vincent & the Grenadines
76.	Samoa
77.	São Tomé and Príncipe
78.	Senegal
79.	Seychelles
80.	Sierra Leone
81.	Solomon Islands
82.	Somalia
83.	South Africa
84.	Sudan
85.	Suriname
86.	Swaziland
87.	Syrian Arab Republic
88.	Tajikistan
89.	Tanzania, U. Rep. of
90.	Timor-Leste
91.	Togo
92.	Tonga
93.	Trinidad and Tobago
94.	Turks and Caicos
95.	Tuvalu
96.	Uganda
97.	Uzbekistan
98.	Vanuatu
99.	Vietnam
100.	Yemen
101.	Zambia
102.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Confidential

Appendix 6

Countries in the EVG-Quad Territory

100.	Afghanistan
101.	Angola
102.	Anguilla
103.	Antigua and Barbuda
104.	Armenia
105.	Bahamas
106.	Bangladesh
107.	Barbados
108.	Belize
109.	Benin
110.	Bhutan
111.	Bolivia
112.	British Virgin Islands
113.	Burkina Faso
114.	Burundi
115.	Cambodia
116.	Cameroon
117.	Cape Verde
118.	Central African Republic
119.	Chad
120.	Comoros
121.	Congo, Rep
122.	Congo, Dem. Rep. of the
123.	Côte d’Ivoire
124.	Cuba
125.	Djibouti
126.	Dominica
127.	Equatorial Guinea
128.	Eritrea
129.	Ethiopia
130.	Fiji Islands, Rep. of the
131.	Gabon
132.	Gambia
133.	Georgia
134.	Ghana
135.	Grenada
136.	Guatemala
137.	Guinea
138.	Guinea-Bissau
139.	Guyana
140.	Haiti
141.	Honduras
142.	India
143.	Jamaica
144.	Kenya
145.	Kiribati
146.	Kyrgyzstan
147.	Lao People’s Dem. Rep.
148.	Lesotho
149.	Liberia
150.	Madagascar
151.	Malawi
152.	Maldives
153.	Mali
154.	Mauritania
155.	Mauritius
156.	Moldova, Rep. of
157.	Mongolia
158.	Mozambique
159.	Myanmar
160.	Nauru
161.	Nepal
162.	Nicaragua
163.	Niger
164.	Nigeria
165.	Pakistan
166.	Palau
167.	Papua New Guinea
168.	Rwanda
169.	Saint Kitts and Nevis
170.	Saint Lucia
171.	Saint Vincent & the Grenadines
172.	Samoa
173.	São Tomé and Príncipe
174.	Senegal
175.	Seychelles
176.	Sierra Leone
177.	Solomon Islands
178.	Somalia
179.	South Africa
180.	Sudan
181.	Suriname
182.	Swaziland
183.	Syrian Arab Republic
184.	Tajikistan
185.	Tanzania, U. Rep. of
186.	Timor-Leste
187.	Togo
188.	Tonga
189.	Trinidad and Tobago
190.	Turks and Caicos
191.	Tuvalu
192.	Uganda
193.	Uzbekistan
194.	Vanuatu
195.	Vietnam
196.	Yemen
197.	Zambia
198.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Execution Copy